As filed with the Securities and Exchange Commission on March 23, 2026

File Nos.

333-291555

811-24138

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒

Amendment No. 1

MILLIMAN FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

71 S. Wacker Dr., 31st Floor Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)

(312) 726-0677
(Registrant’s Telephone Number, Including Area Code)

Ehsan Sheikh 71 South Wacker Drive, 31st Floor Chicago, IL 60606
(Name and Address of Agent for Service of Process)

With Copies to:
Alan P. Goldberg Stradley Ronon Stevens & Young, LLP		Joel D. Corriero Stradley Ronon Stevens & Young, LLP
100 Park Avenue Suite 2000 New York, NY 10017	191 North Wacker Drive Suite 1601 Chicago, IL 60606	2005 Market Street, Suite 2600 Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:		As soon as practicable following the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

PROSPECTUS	April 1, 2026

Milliman Healthcare Inflation Guard ETF

(Ticker: MHIG)

Milliman Healthcare Inflation Plus ETF

(Ticker: MHIP)

Each of the Milliman Healthcare Inflation Guard ETF and Milliman Healthcare Inflation Plus ETF (each, a “Fund,” and together, the “Funds”) is an exchange-traded fund (“ETF”). Shares of the Funds (“Shares”) are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices. The market price for the Shares may be different from the net asset value (“NAV”) per share.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Summary: Milliman Healthcare Inflation Guard ETF

Investment Objective

The Fund’s investment objective is to seek to generate returns (before Fund fees and expenses) that are generally equivalent to the U.S. healthcare cost inflation rate.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and/or Expense Reimbursement(3)	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Milliman Financial Risk Management LLC (“Milliman”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any Rule 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(3)	Milliman has contractually agreed to waive its advisory fees in an amount equal to the Fund’s acquired fund fees and expenses until at least April 30, 2027 (the “Fee Waiver”). This contract cannot be terminated or modified without the consent of the Board of Trustees of the Trust (the “Board”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Fee Waiver remains in place for the contractual period. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$56	$183

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund had not commenced investment operations as of its most recent fiscal year end, no portfolio turnover information is available at this time.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a combination of assets that Milliman Financial Risk Management LLC, the Fund’s investment adviser (“Milliman”), believes will produce returns (before Fund fees and expenses) that are generally equivalent to the U.S. healthcare cost inflation rate, as explained below. Accordingly, the Fund may be an appropriate investment for investors looking to “guard” (or hedge) against the U.S. healthcare cost inflation rate. The U.S. healthcare cost inflation rate against which the Fund measures its performance is published on the Fund’s website at www.millimanfunds.com.

How Milliman Calculates the U.S. Healthcare Cost Inflation Rate

Milliman is a subsidiary of Milliman, Inc. (“MI”), which is one of the world’s largest providers of actuarial and related products and services. MI has consulting practices in healthcare, property and casualty insurance, life insurance and financial services, and employee benefits. Milliman utilizes MI’s proprietary actuarial analysis (the “MI Actuarial Analysis”) to project the U.S. healthcare cost inflation rate. The MI Actuarial Analysis is informed by the Milliman Health Trend GuidelinesTM (the “Guidelines”) and takes into account medical and pharmacy claim costs, but does not include health plan administrative expenses, risk sharing payments with healthcare providers, or insurance company profit loads. The Guidelines are comprised of a series of indices providing data (“Data”) on the cost, utilization, and unit costs of healthcare services, which MI updates with 12-month trailing Data each month. The Data is proprietary and not publicly available. As of January 31, 2026, the information used to calculate the Data is provided by leading health insurance plans and data firms, and covers approximately 35 million insured individuals in the U.S. The Data encompasses employer-sponsored plans as well as direct to consumer plans. The plans represented in the Data include limited networks such as HMOs as well as broad-based network PPOs. The plan designs would also include standard copay/coinsurance plans as well as high-deductible plans.

How Milliman Implements the Fund’s Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in a combination of investments that provide exposure to healthcare companies and/or instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate. For purposes of this policy: (i) investments that provide exposure to healthcare companies include U.S.-listed common stocks and American Depositary Receipts (“ADRs”) issued by companies in the healthcare sector and companies involved in the U.S. healthcare supply chain (e.g., those involved in the manufacture, production and/or distribution of healthcare products or services), as well as corporate bonds issued by such companies; and (ii) instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate include commodities, Treasury inflation-protected securities (“TIPS”) and Treasury bonds.

Milliman utilizes a proprietary quantitative model (the “Quantitative Model”) that is based on its extensive research and analysis on the interrelationships and interactions of the performance of equity securities, debt securities and commodities relative to the U.S. healthcare cost inflation rate. The Quantitative Model aims to dynamically adjust (at least monthly) the Fund’s portfolio between those three asset classes as the U.S. healthcare cost inflation rate changes over time. Accordingly, Milliman generally anticipates increasing the Fund’s equity and/or commodity exposure during periods of higher U.S. healthcare cost inflation and increasing the Fund’s debt exposure during periods of lower U.S. healthcare cost inflation. Milliman may utilize derivative instruments, such as swaps, options, and futures, and/or ETFs to achieve the Fund’s equity or debt exposure, and will utilize options on ETFs that provide exposure to gold or other commodities to achieve the Fund’s commodities exposure.

The Fund may invest in companies of all capitalization sizes. In addition, Milliman currently anticipates that, under normal market conditions, a majority of the Fund’s debt investments will be rated investment grade – that is, rated BBB- or higher by S&P Global Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”). In addition, the Fund has no set policy regarding portfolio maturity or duration of the debt investments in which it may invest.

Concentration Policy. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the healthcare sector.

Fund Classification. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Risk of Estimating U.S. Healthcare Cost Inflation. The Quantitative Model seeks to produce returns, before Fund fees and expenses, that are correlated to the U.S. healthcare cost inflation rate as measured by the MI Actuarial Analysis. The MI Actuarial Analysis is proprietary, and its measure of the U.S. healthcare cost inflation rate may differ materially from other U.S. healthcare cost inflation measures. While the MI Actuarial Analysis provides one measure of the U.S. healthcare cost inflation rate, Fund returns resulting from the Quantitative Model may not correlate to other measurements of U.S. healthcare cost inflation and may differ materially from the actual U.S. healthcare cost inflation rate. Investors in the Fund should understand that individual investor circumstances could result in significantly different U.S. healthcare inflation costs.

Risks of Utilizing the Quantitative Model. Although the Fund is actively managed, Milliman seeks to achieve the Fund’s investment objective by utilizing the Quantitative Model and, as a result, is exposed to the following risks:

■	Model Calculation Risk. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Quantitative Model and/or Milliman’s ability to monitor and timely adjust the metrics or update the data or features underlying the Quantitative Model. The Quantitative Model relies on various sources of information to assess the criteria of the selected components, including information that may be based on assumptions and estimates, and there can be no guarantee that the Quantitative Model will produce the intended results. Any of these factors could result in the Fund underperforming other registered funds with substantially similar investment objectives that do not utilize a Quantitative Model to achieve their investment objectives. In addition, the Quantitative Model may change over time, which may adversely affect the Fund’s performance if such changes do not produce the intended results.

■	Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the U.S. healthcare cost inflation rate, as measured by the MI Actuarial Analysis, and there is no guarantee that the Fund will achieve a high degree of correlation.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to issuer-specific activities, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions along with other factors.

ADRs Risk. In addition to investment risks associated with the underlying issuer, ADRs may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for ADRs. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. ADRs may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the ADRs.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can adversely affect companies in the healthcare sector and, therefore, the Fund’s returns.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies, particularly micro-capitalization companies, as compared to companies with larger capitalizations.

Derivatives Risk. The use of derivatives, including swaps, options and futures, involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the Fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the Fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. Utilizing derivatives may result in losses to the Fund, and investing in derivatives may reduce the Fund’s returns and increase the Fund’s price volatility.

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Debt Securities Risk. The prices of debt securities will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. During periods of falling interest rates, an issuer of a callable bond may repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. An increase in interest rates will generally cause the value of fixed-income securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree.

U.S. Government Securities Risk. U.S. Government securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from other debt securities. U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity, and securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. Government.

TIPS Risk. The value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment.

Risks of Investing in Commodities. Investing in commodities exposes the Fund to the risks of the commodities markets, which may subject the Fund to greater volatility than investments in traditional asset classes, such as stocks and bonds. Volatility in commodities markets may be caused by a number of factors, including changes in overall market movements, changes in inflation and changes in demand for such asset classes. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Milliman will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a security or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer, country, region, market, industry, sector or asset class.

Non-Diversification Risk. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

ETF Risks. The Fund is an ETF, and, as a result of this structure, it is exposed to the following risks:

■	Authorized Participants and Market Makers. Only authorized participants (“APs,” and each, an “AP”) may engage in creation or redemption transactions directly with the Fund and the Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers in the marketplace for Shares. If either: (i) a significant number of APs exit the business or otherwise become unwilling or unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions, Shares may trade at a material discount to NAV and possibly face delisting.

■	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions charged by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

■	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for Shares. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

■	Trading. Although Shares are listed for trading on the Exchange, there can be no assurance that Shares will trade with sufficient volume or at all. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. The Exchange may close early, close late or issue trading halts on specific securities, and trading in certain securities may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the Share price, and/or result in the Fund being unable to trade certain securities. In these circumstances, the Fund may be unable to meet its investment objective or accurately price its investments. If trading in Shares halts, investors may be temporarily unable to sell their Shares. Shares, like shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases.

Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

5

Performance

On April 1, 2026, all of the assets of a separately managed account (the “Predecessor Account”), which had been managed by Milliman since April 22, 2024, and had investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund, were transferred to the Fund in a tax-free transaction (the “Transaction”). Performance shown for periods prior to the date of the Transaction represents the performance of the Predecessor Account. Prior to the date of the Transaction, the Fund had not commenced investment operations. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act on registered investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

The bar chart and performance table below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s and Predecessor Account’s performance from year to year as of December 31. The performance table compares the Fund’s and Predecessor Account’s performance to that of a broad-based securities market benchmark and a style-specific benchmark (one reflecting the market segments in which the Fund invests). The Fund’s and Predecessor Account’s past performance is not necessarily an indication of its future performance. The Predecessor Account’s performance shown below has been recalculated using the Fund’s management fee, which has the effect of reducing the Predecessor Account’s performance. In addition, the Predecessor Account did not pay dividends and distributions. As a result, there are no after-tax returns for the Predecessor Account. Updated performance information is available online at www.millimanfunds.com.

	Return	Quarter/Year
Highest Return/Best Quarter	7.19%	1/2025
Lowest Return/Worst Quarter	-3.05%	4/2024

Average Annual Total Returns (for the periods ended December 31, 2025)

Milliman Healthcare Inflation Guard ETF	1 Year	Since Inception (4/22/2024)(1)
Return Before Taxes	21.23%	15.00%
Return After Taxes on Distributions	N/A	N/A
Return After Taxes on Distributions and Sale of Shares	N/A	N/A
Bloomberg US Aggregate Bond Index (relects no deduction for fees, expenses or taxes)	7.30%	6.97%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	23.31%	21.21%

(1)	The Predecessor Account commenced investment operations on April 22, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-advantaged arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management

Investment Adviser

Milliman Financial Risk Management LLC (“Milliman”) serves as investment adviser to the Fund.

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Portfolio Managers

The following persons serve as portfolio managers of the Fund.

■	Adam Schenck

■	Daren Lockwood

■	Rodrigo Dufeu

■	Elizabeth Gut

Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such capacity since the Fund’s inception in April 2026.

Purchase and Sale of Shares

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of Shares or whole multiples thereof (“Creation Units”). Creation Units may be issued and redeemed only by an AP that enters into an agreement with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (“premium”) or less than NAV (“discount”). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (“bid”) and the lowest price a seller is willing to accept for Shares (“ask”) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.millimanfunds.com.

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Milliman or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may also ask your salesperson or financial intermediary, or visit your financial intermediary’s website, for more information.

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Fund Summary: Milliman Healthcare Inflation Plus ETF

Investment Objective

The Fund’s investment objective is to seek to generate returns (before Fund fees and expenses) that over time exceed the U.S. healthcare cost inflation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.55%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver and/or Expense Reimbursement(3)	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%

(1)	The management fee is structured as a “unified fee,” out of which the Fund’s investment adviser, Milliman Financial Risk Management LLC (“Milliman”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under any Rule 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

(2)	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

(3)	Milliman has contractually agreed to waive its advisory fees in an amount equal to the Fund’s acquired fund fees and expenses until at least April 30, 2027 (the “Fee Waiver”). This contract cannot be terminated or modified without the consent of the Board of Trustees of the Trust (the “Board”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Fee Waiver remains in place for the contractual period. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$56	$178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund had not commenced investment operations as of its most recent fiscal year end, no portfolio turnover information is available at this time.

8

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a combination of assets that Milliman Financial Risk Management LLC, the Fund’s investment adviser (“Milliman”), believes will produce returns (before Fund fees and expenses) that over time exceed the U.S. healthcare cost inflation rate, as explained below. Accordingly, the Fund may be an appropriate investment for investors looking to over time exceed the U.S. healthcare cost inflation rate. The U.S. healthcare cost inflation rate against which the Fund measures its performance is published on the Fund’s website at www.millimanfunds.com.

How Milliman Calculates the U.S. Healthcare Cost Inflation Rate

Milliman is a subsidiary of Milliman, Inc. (“MI”), which is one of the world’s largest providers of actuarial and related products and services. MI has consulting practices in healthcare, property and casualty insurance, life insurance and financial services, and employee benefits. Milliman utilizes MI’s proprietary actuarial analysis (the “MI Actuarial Analysis”) to project the U.S. healthcare cost inflation rate. The MI Actuarial Analysis is informed by the Milliman Health Trend GuidelinesTM (the “Guidelines”) and takes into account medical and pharmacy claim costs, but does not include health plan administrative expenses, risk sharing payments with healthcare providers, or insurance company profit loads. The Guidelines are comprised of a series of indices providing data (“Data”) on the cost, utilization, and unit costs of healthcare services, which MI updates with 12-month trailing Data each month. The Data is proprietary and not publicly available. As of January 31, 2026, the information used to calculate the Data is provided by leading health insurance plans and data firms, and covers approximately 35 million insured individuals in the U.S. The Data encompasses employer-sponsored plans as well as direct to consumer plans. The plans represented in the Data include limited networks such as HMOs as well as broad-based network PPOs. The plan designs would also include standard copay/coinsurance plans as well as high-deductible plans.

How Milliman Implements the Fund’s Principal Investment Strategy

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in a combination of investments that provide exposure to healthcare companies and/or instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate. For purposes of this policy: (i) investments that provide exposure to healthcare companies include U.S.-listed common stocks and American Depositary Receipts (“ADRs”) issued by companies in the healthcare sector and companies involved in the U.S. healthcare supply chain (e.g., those involved in the manufacture, production and/or distribution of healthcare products or services), as well as corporate bonds issued by such companies; and (ii) instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate include commodities, Treasury inflation-protected securities (“TIPS”) and Treasury bonds.

Milliman utilizes a proprietary quantitative model (the “Quantitative Model”) that is based on its extensive research and analysis on the interrelationships and interactions of the performance of equity securities, debt securities and commodities relative to the U.S. healthcare cost inflation rate. The Quantitative Model aims to dynamically adjust (at least monthly) the Fund’s portfolio between those three asset classes as the U.S. healthcare cost inflation rate changes over time. Accordingly, Milliman generally anticipates increasing the Fund’s equity and/or commodity exposure during periods of higher U.S. healthcare cost inflation and increasing the Fund’s debt exposure during periods of lower U.S. healthcare cost inflation. In seeking to exceed the U.S. healthcare cost inflation rate over time, Milliman will generally maintain higher levels of equity exposure than if the Fund’s investment objective sought to produce returns that are generally equivalent to the U.S. healthcare cost inflation rate. Milliman may utilize derivative instruments, such as swaps, options, and futures, and/or ETFs to achieve the Fund’s equity or debt exposure, and will utilize options on ETFs that provide exposure to gold or other commodities to achieve the Fund’s commodities exposure.

The Fund may invest in companies of all capitalization sizes. In addition, Milliman currently anticipates that, under normal market conditions, a majority of the Fund’s debt investments will be rated investment grade – that is, rated BBB- or higher by S&P Global Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”). In addition, the Fund has no set policy regarding portfolio maturity or duration of the debt investments in which it may invest.

Concentration Policy. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the healthcare sector.

Fund Classification. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

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Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.

Risk of Estimating U.S. Healthcare Cost Inflation. The Quantitative Model seeks to produce returns, before Fund fees and expenses, that over time exceed the U.S. healthcare cost inflation rate as measured by the MI Actuarial Analysis. The MI Actuarial Analysis is proprietary, and its measure of the U.S. healthcare cost inflation rate may differ materially from other U.S. healthcare cost inflation measures. While the MI Actuarial Analysis provides one measure of the U.S. healthcare cost inflation rate, Fund returns resulting from the Quantitative Model may not correlate to other measurements of U.S. healthcare cost inflation and may differ materially from the actual U.S. healthcare cost inflation rate. Investors in the Fund should understand that individual investor circumstances could result in significantly different U.S. healthcare inflation costs.

Risks of Utilizing the Quantitative Model. Although the Fund is actively managed, Milliman seeks to achieve the Fund’s investment objective by utilizing the Quantitative Model and, as a result, is exposed to the following risks:

■	Model Calculation Risk. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Quantitative Model and/or Milliman’s ability to monitor and timely adjust the metrics or update the data or features underlying the Quantitative Model. The Quantitative Model relies on various sources of information to assess the criteria of the selected components, including information that may be based on assumptions and estimates, and there can be no guarantee that the Quantitative Model will produce the intended results. Any of these factors could result in the Fund underperforming other registered funds with substantially similar investment objectives that do not utilize a Quantitative Model to achieve their investment objectives. In addition, the Quantitative Model may change over time, which may adversely affect the Fund’s performance if such changes do not produce the intended results.

■	Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the U.S. healthcare cost inflation rate, as measured by the MI Actuarial Analysis, and there is no guarantee that the Fund will achieve a high degree of correlation.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to issuer-specific activities, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions along with other factors.

ADRs Risk. In addition to investment risks associated with the underlying issuer, ADRs may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for ADRs. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. ADRs may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the ADRs.

Healthcare Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can adversely affect companies in the healthcare sector and, therefore, the Fund’s returns.

Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies, particularly micro-capitalization companies, as compared to companies with larger capitalizations.

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Derivatives Risk. The use of derivatives, including swaps, options and futures, involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the Fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the Fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. Utilizing derivatives may result in losses to the Fund, and investing in derivatives may reduce the Fund’s returns and increase the Fund’s price volatility.

Debt Securities Risk. The prices of debt securities will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. During periods of falling interest rates, an issuer of a callable bond may repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features. An increase in interest rates will generally cause the value of fixed-income securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree.

U.S. Government Securities Risk. U.S. Government securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from other debt securities. U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity, and securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. Government.

TIPS Risk. The value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment.

Risks of Investing in Commodities. Investing in commodities exposes the Fund to the risks of the commodities markets, which may subject the Fund to greater volatility than investments in traditional asset classes, such as stocks and bonds. Volatility in commodities markets may be caused by a number of factors, including changes in overall market movements, changes in inflation and changes in demand for such asset classes. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

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Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. Milliman will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a security or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer, country, region, market, industry, sector or asset class.

Non-Diversification Risk. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

ETF Risks. The Fund is an ETF, and, as a result of this structure, it is exposed to the following risks:

■	Authorized Participants and Market Makers. Only authorized participants (“APs,” and each, an “AP”) may engage in creation or redemption transactions directly with the Fund and the Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers in the marketplace for Shares. If either: (i) a significant number of APs exit the business or otherwise become unwilling or unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions, Shares may trade at a material discount to NAV and possibly face delisting.

■	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions charged by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

■	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for Shares. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

■	Trading. Although Shares are listed for trading on the Exchange, there can be no assurance that Shares will trade with sufficient volume or at all. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. The Exchange may close early, close late or issue trading halts on specific securities, and trading in certain securities may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the Share price, and/or result in the Fund being unable to trade certain securities. In these circumstances, the Fund may be unable to meet its investment objective or accurately price its investments. If trading in Shares halts, investors may be temporarily unable to sell their Shares. Shares, like shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases.

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Small Fund Risk. The Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If the Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Performance

As of the date of this Prospectus, the Fund is new and therefore does not have a performance history for a full calendar year. Once available, the Fund’s performance information will be accessible online at www.millimanfunds.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Milliman Financial Risk Management LLC (“Milliman”) serves as investment adviser to the Fund.

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

■	Adam Schenck

■	Daren Lockwood

■	Rodrigo Dufeu

■	Elizabeth Gut

Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such capacity since the Fund’s inception in April 2026.

Purchase and Sale of Shares

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of Shares or whole multiples thereof (“Creation Units”). Creation Units may be issued and redeemed only by an AP that enters into an agreement with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (“premium”) or less than NAV (“discount”). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (“bid”) and the lowest price a seller is willing to accept for Shares (“ask”) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.millimanfunds.com.

Tax Information

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Milliman or its affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. You may also ask your salesperson or financial intermediary, or visit your financial intermediary’s website, for more information.

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Additional Information About the Funds and the Risks of Investing

Additional Information About the Funds’ Investment Objectives

Each Fund’s investment objective may be changed without shareholder approval by the Board of Trustees (the “Board”) of Milliman Funds Trust (the “Trust”) upon 60 days’ notice to shareholders. There is no guarantee that a Fund will be successful in its attempt to achieve its investment objective. An investor may lose some or all of their investment in a Fund.

For temporary defensive purposes, each Fund may invest without limitation in cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. A larger percentage of such holdings could impact the investment results of a Fund in a period of rising market prices. Alternatively, a larger percentage of such positions could reduce the magnitude of loss in the portfolio of a Fund in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions. In addition, during such times, a Fund may not achieve its investment objective.

Additional Information About the Funds’ Investments

Milliman is a subsidiary of MI, which is one of the world’s largest providers of actuarial and related products and services. MI has consulting practices in healthcare, property and casualty insurance, life insurance and financial services, and employee benefits. Milliman utilizes the MI Actuarial Analysis, to project the U.S. healthcare cost inflation rate. The MI Actuarial Analysis is informed by the Guidelines and takes into account medical and pharmacy claim costs, but does not include health plan administrative expenses, risk sharing payments with healthcare providers, or insurance company profit loads. The Guidelines are comprised of a series of indices providing Data on the cost, utilization, and unit costs of healthcare services, which MI updates with 12-month trailing Data each month. The Data is proprietary and not publicly available. The U.S. healthcare cost inflation rate against which each Fund measures its performance (and which is derived from the Data) is published on the Fund's website at www.millimanfunds.com.

Each Fund will invest, under normal circumstances, at least 80% of the value of its net assets (plus borrowings for investment purposes) in a combination of investments that provide exposure to healthcare companies and/or instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate. For purposes of this policy: (i) investments that provide exposure to healthcare companies include U.S.-listed common stocks and ADRs issued by companies in the healthcare sector and companies involved in the U.S. healthcare supply chain (e.g., those involved in the manufacture, production and/or distribution of healthcare products or services), as well as corporate bonds issued by such companies; and (ii) instruments that Milliman believes are expected to hedge against the U.S. healthcare cost inflation rate include commodities, TIPS and Treasury bonds.

Milliman utilizes a proprietary Quantitative Model that is based on its extensive research and analysis on the interrelationships and interactions of the performance of equity securities, debt securities and commodities relative to the U.S. healthcare cost inflation rate. The Quantitative Model aims to dynamically adjust (as frequently as daily) a Fund’s portfolio between those three asset classes as the U.S. healthcare cost inflation rate changes over time. Accordingly, Milliman generally anticipates increasing a Fund’s equity and/or commodity exposure during periods of higher U.S. healthcare cost inflation and increasing the Fund’s debt exposure during periods of lower U.S. healthcare cost inflation. In seeking to exceed the U.S. healthcare cost inflation rate over time, Milliman will generally maintain higher levels of equity exposure than if the Milliman Healthcare Inflation Plus ETF’s investment objective sought to produce returns that are generally equivalent to the U.S. healthcare cost inflation rate. Milliman may utilize derivative instruments, such as swaps, options, and futures, and/or ETFs to achieve a Fund’s equity or debt exposure, and will utilize options on ETFs that provide exposure to gold or other commodities to achieve a Fund’s commodities exposure.

In general, an options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (for a call option) or sell (for a put option) a particular asset at a specified future date at an agreed upon price, commonly known as the “strike price.” Milliman may purchase OTC and/or exchange-traded options.  OTC options are traded and privately negotiated in the OTC market and are subject to counterparty risk of the writer of the options contract. Many counterparties to OTC options are financial institutions, such as banks and broker-dealers, and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. Exchange-traded options are options contracts that trade on an exchange but provide an investor with the ability to customize key contract terms like strike price, style and expiration date, while achieving price discovery (i.e., determining market prices) in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Exchange-traded options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts. The options contracts purchased by Milliman on behalf of a Fund may be American style options (i.e., options that are exercisable on or before the expiration date) or European style options (i.e., options that are exercisable only on the expiration date). The exchange-traded options that may be utilized by Milliman are listed on the Chicago Board Options Exchange.

Futures contracts are standardized exchange-traded agreements to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. Swaps are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to a particular reference asset. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a party agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular reference asset.

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Each Fund may invest in companies of all capitalization sizes. In addition, Milliman currently anticipates that, under normal market conditions, a majority of a Fund’s debt investments will be rated investment grade – that is, rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s or an equivalent rating by another NRSRO. In addition, each Fund has no set policy regarding portfolio maturity or duration of the debt investments in which it may invest.

Each Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in the healthcare sector.

Each Fund is classified as “non-diversified” under the 1940 Act.

Additional Information About the Risks of Investing in the Funds

You could lose money by investing in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that a Fund’s investment objective will be achieved.

Risk of Estimating U.S. Healthcare Cost Inflation. While the MI Actuarial Analysis provides one measure of the U.S. healthcare cost inflation rate, Fund returns resulting from the Quantitative Model may not correlate to other measurements of U.S. healthcare cost inflation and may differ materially from the actual U.S. healthcare cost inflation rate. Investors in the Fund should understand that individual investor circumstances could result in significantly different U.S. healthcare inflation costs.

Risks of Utilizing the Quantitative Model. Although each Fund is actively managed, Milliman seeks to achieve the Fund’s investment objective by utilizing the Quantitative Model and, as a result, is exposed to the following risks:

■	Model Calculation Risk. The Fund may be adversely affected by imperfections, errors or limitations in the construction or implementation of the Quantitative Model and/or Milliman’s ability to monitor and timely adjust the metrics or update the data or features underlying the Quantitative Model. The Quantitative Model relies on various sources of information to assess the criteria of the selected components, including information that may be based on assumptions and estimates, and there can be no guarantee that the Quantitative Model will produce the intended results. Any of these factors could result in the Fund underperforming other registered funds with substantially similar investment objectives that do not utilize a Quantitative Model to achieve their investment objectives. In addition, the Quantitative Model may change over time, which may adversely affect the Fund’s performance if such changes do not produce the intended results.

■	Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the U.S. healthcare cost inflation rate, as measured by the MI Actuarial Analysis, and there is no guarantee that the Fund will achieve a high degree of correlation.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to issuer-specific activities, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions along with other factors.

ADRs Risk. In addition to investment risks associated with the underlying issuer, ADRs may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for ADRs. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. ADRs may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the ADRs.

Healthcare Sector Risk. Healthcare companies are subject to extensive government regulation, and their profitability can be affected by restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, the number of products offered, and product liability and other claims. Companies in the healthcare sector are also heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. In addition, products of healthcare companies can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Any of the foregoing factors, as well as other market developments, can adversely affect companies in the healthcare sector and, therefore, a Fund’s returns.

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Small and Medium Capitalization Companies Risk. Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium capitalization companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of their shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate. The foregoing risks are generally increased for smaller capitalization companies, particularly micro-capitalization companies, as compared to companies with larger capitalizations.

Derivatives Risk. The use of derivatives, including swaps, options and futures, involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a Fund to losses in excess of its initial investment. In addition, certain of a Fund’s options positions may expire worthless. Derivatives may be difficult to value, difficult for a Fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. Utilizing derivatives may result in losses to a Fund, and investing in derivatives may reduce the Fund’s returns and increase the Fund’s price volatility. The counterparty to a derivative transaction (including, if applicable, a Fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. Because OTC derivatives are not guaranteed for settlement by a clearing broker, they are generally considered to have greater counterparty risk than exchange-traded derivatives, which are issued and guaranteed for settlement by the OCC and their clearing members rather than a bank or a broker. To the extent a Fund uses exchange-traded derivatives, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. It is also possible that a clearing member could use Fund assets that were commingled with other client assets to satisfy such other clients’ losses. In certain cases, a Fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. A less liquid trading market may adversely impact the value of a Fund’s OTC derivatives and therefore the NAV of the Fund. In addition, because there can be no assurance that a liquid secondary market will exist for any particular OTC derivative at any specific time, a Fund may be required to treat some or all of its OTC derivatives as illiquid securities. The use of certain derivatives involves leverage, which can cause a Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing a Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

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Debt Securities Risk. The prices of debt securities will be affected by changes in interest rates, the creditworthiness of the issuer and other factors, as described further below. These risks could affect the value of investments in which a Fund invests, possibly causing the Fund’s NAV to be reduced and fluctuate more than other types of investments.

■	Call Risk. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.

■	Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on an issuer’s or counterparty’s financial condition and on the terms of an obligation.

■	Interest Rate Risk. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns or pay dividends to its shareholders. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from a Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, a Fund may have a very low, or even negative yield. A low or negative yield would cause a Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of fixed-income securities held by a Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Adjustable-rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

■	Liquidity Risk. Liquidity risk is the risk that a debt security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the relevant market).

■	Maturity Risk. The value of a Fund’s debt investments is dependent on their maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates.

U.S. Government Securities Risk. U.S. Government securities are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from other debt securities. U.S. Government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. While securities issued or guaranteed by U.S. federal government agencies (such as Ginnie Mae) are backed by the full faith and credit of the U.S. Department of the Treasury, securities issued by government sponsored entities (such as Fannie Mae and Freddie Mac) are solely the obligation of the issuer and generally do not carry any guarantee from the U.S. Government. In addition, a downgrade of U.S. Treasury securities by a rating agency may cause the value of a Fund’s U.S. Treasury obligations to decline.

TIPs Risk. The value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment.

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Risks of Investing in Commodities. Investing in commodities exposes the Fund to the risks of the commodities markets, which may subject the Fund to greater volatility than investments in traditional asset classes, such as stocks and bonds. Volatility in commodities markets may be caused by a number of factors, including changes in overall market movements, changes in inflation and changes in demand for such asset classes. Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity, such as drought, floods, or other weather conditions, livestock disease, changes in storage costs, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. The commodity markets are subject to temporary distortions or other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

Issuer Risk. The performance of a Fund depends on the performance of individual securities to which the Fund has exposure. A Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Management Risk. A Fund is subject to management risk because it is an actively managed portfolio. Milliman will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk. A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a security or other asset may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of investments.

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Non-Diversification Risk. Each Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

ETF Risks. Each Fund is an ETF, and, as a result of this structure, it is exposed to the following risks:

■	Authorized Participants and Market Makers. Only APs may engage in creation or redemption transactions directly with the Fund and the Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers in the marketplace for Shares. If either: (i) a significant number of APs exit the business or otherwise become unwilling or unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions, Shares may trade at a material discount to NAV and possibly face delisting.

■	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions charged by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

■	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares are bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for Shares. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

■	Trading. Although Shares are listed for trading on the Exchange, there can be no assurance that Shares will trade with sufficient volume or at all. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. The Exchange may close early, close late or issue trading halts on specific securities, and trading in certain securities may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the Share price, and/or result in the Fund being unable to trade certain securities. In these circumstances, the Fund may be unable to meet its investment objective or accurately price its investments. If trading in Shares halts, investors may be temporarily unable to sell their Shares. Shares, like shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases.

Small Fund Risk. Each Fund may experience low trading volume and wide bid/ask spreads. In addition, each Fund may face the risk of being delisted if the Fund does not meet certain conditions of the Exchange. If a Fund were to be required to delist from the Exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. In addition, any resulting liquidation of a Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.

Disclosure of Portfolio Holdings

The Trust maintains a website for the Fund online at www.millimanfunds.com. The website for each Fund contains the following information, on a per-Share basis: (i) the prior business day’s NAV and closing market price; (ii) the 30-day median bid-ask spread; (iii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iv) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (v) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each business day, before the commencement of trading in Shares on the Exchange, the Trust discloses on each Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the business day.

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A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Management and Organization

Investment Adviser

Milliman Financial Risk Management LLC (“Milliman”), located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, serves as investment adviser to each Fund. Milliman is a wholly owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $241 billion in assets as of December 31, 2025.

Under the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, Milliman manages each Fund in accordance with the policies and procedures established by the Board of Trustees of the Trust (the “Board”), and has agreed to perform, or arrange for the performance of, the day-to-day management of each Fund’s portfolio.

For services provided under the Advisory Agreement, Milliman receives from each Fund an annual fee, paid monthly, equal to 0.55% of the average daily net assets of the Fund (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to a Fund, Milliman has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any Rule 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

A discussion regarding the basis for the Board approving the Advisory Agreement will be available in each Fund’s next annual or semi-annual report to shareholders, as applicable.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:

■	Adam Schenck

■	Daren Lockwood

■	Rodrigo Dufeu

■	Elizabeth Gut

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Commodity Exchange Act (“CEA”) Regulation and Exclusions

With respect to each Fund, Milliman has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, Milliman is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC with respect to each Fund. The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Each Fund is permitted to invest in these instruments as further described in the Funds’ SAI. However, each Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Milliman’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.

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Additional Information About the Shares

Pricing of Shares

Each Fund determines its NAV per share as of close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) on each business day the NYSE is open for regular trading. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE closes early on a valuation day, each Fund shall determine NAV as of that time. In calculating NAV, each Fund generally values its investment portfolio at market price.

The Board has adopted Pricing and Valuation Procedures (the “Valuation Procedures”) to be used by the Board for valuing all securities and other assets held by each Fund, including those for which market quotations are not readily available or are deemed not to be reliable, in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Milliman to serve as the valuation designee to perform the fair value determination relating to any or all Fund investments. As valuation designee, Milliman has established a pricing committee comprised of representatives of Milliman (the “Pricing Committee”) to provide input to Milliman in making fair value determinations in accordance with the Valuation Procedures.

Fixed income securities and swaps will generally be valued using a third-party pricing service vendor (a “Pricing Service”). Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination.

Equity securities, including shares of ETFs, listed on any national or foreign exchange (excluding the Nasdaq National Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded, or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

Exchange-traded options will be valued at a market-based price provided by the exchange on which the options contracts are traded at the official close of that exchange’s trading date. If the exchange on which an options contract is traded is unable to provide a market price, exchange-traded options prices will be provided by a model-pricing provider. OTC options will be valued at the mean of the most recent bid and asked price, if available, or otherwise at their closing bid price. Otherwise, the value of an options contract will be determined by the Pricing Committee in accordance with the Valuation Procedures.

Exchange-traded futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued by Milliman at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

The Funds’ accounting agent may obtain all market quotations used in valuing securities from a Pricing Service. If no quotation can be obtained from a Pricing Service, then the Funds’ accounting agent will contact the Pricing Committee. The Pricing Committee will then attempt to obtain one or more broker quotes for the security or other asset daily and will value the security or other asset accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security or other asset held by a Fund for which reliable market quotations are not readily available will be determined by Milliman in a manner that most appropriately reflects fair market value of the security or other asset on the valuation date. A portfolio security or other asset’s fair value price may differ from the price next available for that portfolio asset using a Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the asset may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, an AP may receive more or less proceeds or Shares from redemptions or purchases of Shares, respectively, than it would have otherwise received if the portfolio asset were priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security or other asset’s fair value price were to differ from the asset’s price using the Fund’s normal pricing procedures.

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To the extent a Fund invests in shares of one or more mutual funds, including money market funds, the Fund values those shares at their respective NAVs.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Pricing of Shares.”

Frequent Purchases and Redemptions of Shares

Unlike traditional mutual funds, Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs, and the vast majority of trading in the Shares occurs on the secondary market. Because secondary market trades do not involve a Fund directly, those trades are unlikely to cause many of the harmful effects of frequent purchases and redemptions of Shares, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. In addition, direct trading on a short-term basis by APs is critical to ensuring that the Shares trade at or close to NAV. Each Fund also imposes transaction fees on purchases and redemptions of Creation Units by APs, which are designed to offset the Fund’s transaction costs associated with issuing and redeeming Creation Units. Given this structure, the Board has determined that it is not necessary to adopt policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders. Each Fund reserves the right to reject any purchase order at any time and to impose restrictions on disruptive or excessive trading in Creation Units. Each Fund also reserves the right to reject any redemption order in accordance with applicable law.

Premium/Discount Information

Information regarding the extent and frequency with which market prices of Shares have tracked a Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge online at www.millimanfunds.com.

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Distribution and Servicing of Shares

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act. The Rule 12b-1 Plan allows each Fund to pay distribution fees to their principal underwriter and/or their affiliates, or to any other eligible institution, for distribution activities related to the marketing of the Fund, and/or for other shareholder services. The Rule 12b-1 Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of a Fund). No Rule 12b-1 fees are currently paid by a Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of a Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Milliman and/or its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of a Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Taxes

The below discussion of “Taxes” is not intended or written to be used as tax advice. Investors in a Fund should consult their own tax professional about their tax situation.

Dividends and Distributions

Each Fund intends to elect and qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, at least annually. Each Fund will distribute net realized capital gains, if any, at least annually. Each Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased the Shares makes such option available.

Annual statements. After the close of each calendar year, you will receive tax information from the broker with respect to the federal income tax treatment of a Fund’s distributions and any taxable sales of Shares occurring during the prior calendar year. You may receive revised tax information if a Fund must reclassify its distributions or the broker must adjust the cost basis of any covered Shares sold after you receive your tax information. Distributions declared in October, November or December to shareholders of record in such month and paid in January are taxable as if they were paid in December. Additional tax information about each Fund’s distributions is available at www.millimanfunds.com.

Avoid “buying a dividend.” At the time you purchase your Shares, the price of the Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities or other assets held by a Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares just before a Fund declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Status

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Shares or receive them in cash.

Dividend income. Income dividends are generally subject to tax at ordinary rates. Income dividends reported by a Fund as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your Shares, and will result in a higher capital gain or a lower capital loss when you later sell your Shares.

Capital gains. Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Shares. For single individuals with taxable income not in excess of $44,625 in 2023 ($89,250 for married individuals filing jointly), the long-term capital gains tax rate is 0%. For single individuals and joint filers with taxable income in excess of these amounts but not more than $492,300 or $553,850, respectively, the long-term capital gains tax rate is 15%. The rate is 20% for single individuals with taxable income in excess of $492,300 and married individuals filing jointly with taxable income in excess of $553,850. An additional 3.8% Medicare tax may also be imposed as discussed below.

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Sales of exchange-listed shares. Currently, any capital gain or loss realized on the sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

Cost basis reporting. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from the sales of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax is reported on, and paid with, your federal income tax return.

Backup withholding. A shareholder may be subject to backup withholding on any distributions of income capital gains or proceeds from the sale of Shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. State backup withholding may also apply.

State, local and foreign taxes. Distributions of ordinary income and capital gains, and gains from the sale of your Shares, are generally subject to state and local taxes. If a Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their Shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sale of Shares, capital gain dividends paid by a Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains and interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Payments to a shareholder that is either a foreign financial institution or a non-financial foreign entity within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on income dividends paid by a Fund. The FATCA withholding tax generally can be avoided by such foreign entity if it provides the broker, and in some cases, the IRS, information concerning the ownership of certain foreign financial accounts or other appropriate certifications or documentation concerning its status under FATCA. A Fund may be required report certain shareholder account information to the IRS, non-U.S. taxing authorities or other parties to comply with FATCA.

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Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the AP as part of the issue) and the AP’s aggregate basis in the securities surrendered (plus any cash paid by the AP as part of the issue). An AP who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the AP’s basis in the Creation Units (plus any cash paid by the AP as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the AP as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Please refer to the SAI for more information regarding the tax treatment of a Fund.

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Financial Highlights

Financial information is not provided because the Funds did not commence operations as of their most recent fiscal year end.

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The Funds’ SAI contains more details about the Funds and is incorporated by reference into this Prospectus (is legally a part of this Prospectus). Once issued, additional information about the Funds’ investments will also be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.

Investors may make inquiries to a Fund or obtain (upon request and without charge) the Fund’s SAI, annual and/or semi-annual reports, once issued, by:

■	calling 1-855-700-7959;

■	visiting www.millimanfunds.com; or

■	contacting your financial intermediary through whom you invest in the Fund.

Reports and other information about the Funds is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC 1940 Act file number: 811-24138.

STATEMENT OF ADDITIONAL INFORMATION	April 1, 2026

Milliman Healthcare Inflation Guard ETF

(Ticker: MHIG)

Milliman Healthcare Inflation Plus ETF

(Ticker: MHIP)

This Statement of Additional Information (“SAI”) relates only to the series of Milliman Funds Trust (the “Trust”) that are listed above (each, a “Fund,” and together, the “Funds”). Each Fund is an exchange-traded fund (“ETF”) whose shares (“Shares”) are listed on NYSE Arca, Inc. (the “Exchange”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds dated April 1, 2026 (the “Prospectus”). This SAI contains information in addition to the information set forth in the Prospectus and should be read in conjunction with it. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

A copy of the Prospectus or a Fund’s Summary Prospectus may be obtained, without charge, by calling 1-855-700-7959, visiting www.millimanfunds.com, or writing to the Trust, 71 S. Wacker Dr., 31st Floor, Chicago IL 60606, Attn: Milliman ETFs. Once available, you may obtain a copy of a Fund’s financial statements, annual or semi-annual report to shareholders at no charge by request to the Fund at the address or phone number noted above.

Trust History and Fund Classification

The Trust is an open-end management investment company organized under the laws of the state of Delaware on August 19, 2025. Each Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means the Fund can invest a greater percentage of its assets in a small number of issuers or any one issuer than a diversified fund can.

Each Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of securities and/or other assets included in the Fund’s portfolio (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus certain transaction fees. Shares are generally redeemable only in Creation Units and, generally, in exchange for Deposit Securities and/or a Cash Component. Creation Units are available only to certain large institutions (“Authorized Participants”) that have entered into agreements with Foreside Fund Services, LLC, the principal underwriter of the Trust (the “Distributor”).

The Trust reserves the right to permit or require that creations and redemptions of Shares be effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit up to 115% of the market value of the missing Deposit Securities. The required amount of such cash deposit may be changed by Milliman Financial Risk Management LLC (“Milliman”), the Funds’ investment adviser, from time to time. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, transaction fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

Shares trade on the Exchange at market prices that may be below, at or above NAV. There can be no assurance that the requirements of the Exchange necessary for a Fund to maintain the listing of its Shares will continue to be met. The Exchange will consider the suspension of trading in, and will commence delisting proceedings of, the Shares if (i) the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) any of the other applicable listing requirements set forth in the Exchange’s listing rules are not continuously maintained; (iii) following the initial 12-month period after commencement of trading of Shares on the Exchange, there are fewer than 50 beneficial holders of Shares for 30 or more consecutive trading days, or (iv) such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. Upon termination of a Fund, the Exchange requires that Shares be removed from the Exchange.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Description of the Fund and its Investments and Risks

Set forth below are descriptions of the various types of securities and other investments in which a Fund may invest, as well as the investment techniques that Milliman may use in managing the Fund. Descriptions of the associated risks are also included below. This section supplements the discussion of principal investment strategies and principal risks contained in the Prospectus, and therefore you should carefully review the Prospectus before making an investment in a Fund.

Each Fund is permitted to invest in any of the below investments, and Milliman may utilize any of the below investment techniques, with respect to the Fund unless otherwise indicated. Milliman may also invest in other types of investments and use other investment techniques in managing a Fund, including certain investments and investment techniques not described below. Each Fund’s investments and the investment techniques employed by Milliman with respect to the Fund will be subject to the limitations imposed by the Fund’s investment objective, policies and restrictions, as described in the Prospectus and/or this SAI, as well as the applicable federal securities laws. Any percentage limitations relating to a Fund’s investments that are identified in the Prospectus or this SAI apply at the time of investment, and subsequent changes resulting from market fluctuations will not require the Fund to sell any portfolio security or other investment.

Equity Securities

General Discussion. Common stocks are equity securities, which represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a Fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

To the extent a Fund invests in growth-oriented equity securities, the Fund’s investments may be subject to large price swings and greater loss. To the extent a Fund invests in income-oriented equity securities, income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.

Preferred Stock.  Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Similar to debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects.

Smaller Capitalization Stocks. The Funds may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Foreign Equity Securities.  Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent that a Fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by a Fund.

Additional costs could be incurred in connection with a Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and a Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Emerging Markets. Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to a Fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a Fund’s net asset value (“NAV”). Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, a Fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow a Fund with actual equity ownership in the operating company, these investment structures may limit the Fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and a Fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the Fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the underlying funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and a Fund’s control over, and distributions due from, such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, Milliman generally considers an emerging market country to be one that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union and would include markets commonly referred to as frontier markets.

Risk factors related to investments in emerging markets include the following:

■	Currency Fluctuations Risk. Certain emerging markets’ currencies have experienced and, in the future, may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of a Fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, a Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

■	Government Regulation Risk. Certain emerging market countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While a Fund will only invest in markets where these restrictions are considered acceptable by Milliman, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to a Fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of a Fund’s investments.

■	Risk of Fluctuations in Inflation Rates. Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

■	Risks of Less Developed Securities Markets. Emerging markets may be less developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

■	Settlement Risks. Settlement systems in emerging market countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank through whom the transaction is effected might cause a Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to a Fund.

■	Risks Related to Limited Market Information. Milliman may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain developing countries. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging market countries will be incomplete or misleading, which may negatively impact a Fund’s investments in such company.

■	Taxation Risk. Taxation of dividends, interest and capital gains received by a Fund varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

■	Fraudulent Securities Risk. Securities purchased by a Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

■	Risks Related to Lack of Remedies. Emerging market countries may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to a Fund and its shareholders. In addition, as a matter of law or practicality, a Fund and its shareholders, as well as U.S. regulators, may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Debt Investments

Bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit, which is generally used by the issuer to borrow money from investors. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case a Fund may have to reinvest the proceeds at lower market rates. Similarly, a Fund may have to reinvest interest income or payments received when a bond matures, sometimes at a lower market rate. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond.

The value of a fixed-rate bond usually rises when market interest rates fall and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value.

Other types of bonds bear interest at an interest rate that is adjusted periodically, which are known as floating or variable rate bonds. Interest rates on floating or variable rate bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar maturities. Because of their adjustable interest rates, the values of floating or variable rate bonds fluctuate much less in response to market interest rate movements than the values of fixed-rate bonds; however, the values of floating rate bonds may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on an issuer’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

High Yield Debt Obligations. Bonds rated, or determined to be, below investment grade are commonly referred to as “junk bonds.” Investment grade bonds generally include: (i) securities rated BBB- or higher by S&P or Fitch or Baa3 or higher by Moody’s or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), (ii) comparably rated short term securities, or (iii) unrated securities determined by Milliman to be of comparable quality, each at the time of purchase. Descriptions of debt securities ratings are found in Appendix A. The analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of an investment adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds.

The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of, and yields on, junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds. Issuers of junk bonds are often smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them. Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors. If a junk bond issuer defaults, a Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and a Fund may have difficulty selling certain junk bonds at the desired time or price. Less liquidity in secondary trading markets could adversely affect the price at which a Fund could sell a particular junk bond and could cause large fluctuations in the Fund’s NAV. The lack of a liquid secondary market may also make it more difficult for a Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

U.S. Corporate Debt Obligations. U.S. corporate debt obligations include, among others, bonds, commercial paper, notes, debentures, variable rate demand notes, master notes, funding agreements and other short-term corporate instruments, issued or guaranteed by corporations that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Variable rate demand notes are securities with a variable interest which is readjusted on pre-established dates. Variable rate demand notes are subject to payment of principal and accrued interest (usually within seven days) on a Fund’s demand. Master notes are negotiated notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of a Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Funding agreements are agreements between an insurance company and a Fund covering underlying demand notes. Although there is no secondary market in funding agreements, if the underlying notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Master notes and funding agreements are generally illiquid and therefore subject to a Fund’s percentage limitation for illiquid investments.

U.S. Government Debt Obligations. U.S. Government debt obligations are obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations. U.S. Government debt obligations may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; or (iv) supported only by the credit of the instrumentality. There is a risk that the U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In that case, if the issuer were to default, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. For example, while the U.S. Government has provided financial support to Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. There also is no guarantee that the government would support Federal Home Loan Banks. Accordingly, securities of FNMA, FHLMC and Federal Home Loan Banks, and other agencies, may involve a risk of non-payment of principal and interest. Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Money Market Instruments. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Ratings (“Moody’s”), “F-1” by Fitch Ratings, Inc. (“Fitch”) or “A-1” by S&P Global Ratings Services (“S&P”), or if unrated, determined to be of comparable quality by Milliman; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of Milliman, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common: (i) one commonly used by the U.S. Treasury and some other issuers, which uses a structure that accrues inflation into the principal value of the bond; and (ii) another most often used by other issuers, which pays out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, 10 or 30 years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Certain inflation-related bonds, however, may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign Debt Obligations. Foreign debt obligations include corporate debt securities of non-U.S. issuers, certain non-U.S. bank obligations and U.S. dollar or foreign currency denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Certain obligations or securities of non-U.S. issuers may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country, or (iv) the issuer is the government of the particular country.

Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.” The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may impair the debtor’s ability or willingness to service its debts.

Foreign debt obligations are subject to the following risks:

■	Currency Risk. The value in U.S. dollars of a Fund’s non-U.S.-dollar-denominated foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

■	Political and Economic Risk. The economies of many countries may not be as developed as the U.S. economy and may be subject to significantly different forces. Political, economic or social instability and development, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of portfolio investments. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may impair or otherwise limit the ability to invest in, receive, hold or sell, the securities of such companies. These factors may affect the value of investments in those companies. In addition, certain companies may operate in, or have dealings with, countries that the U.S. Government has identified as state sponsors of terrorism. As a result, such companies may be subject to specific constraints or regulations under U.S. law and, additionally, may be subject to negative investor perception, either of which could adversely affect such companies’ performance.

■	Regulatory Risk. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls and disclosure requirements imposed on U.S. issuers, and, as a consequence, there is generally less publicly available information about foreign securities than is available about U.S. securities. Foreign companies may not be subject to uniform accounting, auditing or financial reporting standards, corporate governance practices or requirements comparable to those applicable to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to Fund shareholders. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies in foreign countries than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets may also have different clearance and settlement procedures. If a Fund experiences settlement problems, it may result in temporary periods when a portion of the Fund’s assets are uninvested and could cause the Fund to miss attractive investment opportunities or a potential liability to the Fund arising out of the Fund’s inability to fulfill a contract to sell such securities.

■	Foreign Markets Risk. Investing in foreign markets generally involves certain risks not typically associated with investing in the U.S. The securities markets in many foreign countries will have substantially lower trading volume than securities markets in the U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable U.S. securities. Obtaining and/or enforcing judgments in foreign countries may be more difficult, and there is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers, each of which may make it more difficult to enforce contractual obligations. Increased custodian costs, as well as administrative costs (such as the need to use foreign custodians), may also be associated with the maintenance of assets in foreign jurisdictions. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the U.S.

■	Emerging Markets Risk. Investments in emerging markets countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally. For example, emerging market countries may have less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries and, as a result, the nature and quality of such information may vary. The taxation systems at the federal, regional and local levels in emerging market countries may also be less transparent and inconsistently enforced, and subject to sudden change. In addition, emerging market countries may have a higher degree of corruption and fraud than in developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Further, certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities, which hinder the ability to engage in independent oversight or inspection of accounting firms located, or operating, in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Because information about companies in emerging markets countries may be less available and reliable, the ability to conduct adequate due diligence in emerging markets may be limited, which can impede the ability of Milliman to evaluate such companies.

Many of the emerging markets countries’ securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is also a risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Further, foreign investments in some emerging markets countries may be made through organizational structures that are necessary to address restrictions on foreign investments. Because of these structures and for other reasons, there may be limited corporate governance standards and avenues of recourse for investors as compared to investments in U.S. companies. Emerging market countries may also have less developed legal systems, allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. Accordingly, shareholder claims that are common in the U.S. and are generally viewed as deterring misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”). MBS are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by non-government entities, such as commercial banks and other private lenders. MBS represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (“Ginnie Mae”) and government-related organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain MBS are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, an investor receives monthly scheduled payments of principal and interest, along with any unscheduled principal prepayments on the underlying mortgages, from the MBS in which it invests. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, MBS do not provide an effective means of locking in long-term interest rates for an investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue MBS, and among the securities they issue. MBS issued by Ginnie Mae include Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. Ginnie Mae is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. MBS issued by Fannie Mae include Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to the payment of principal and interest by Fannie Mae itself and backed by a line of credit with the U.S. Treasury. Fannie Mae is a government-sponsored entity (“GSE”) that is wholly owned by public stockholders. MBS issued by Freddie Mac include Mortgage Participation Certificates (also known as “Freddie Macs”) and are guaranteed as to the payment of principal and interest by Freddie Mac itself and backed by a line of credit with the U.S. Treasury. Freddie Mac is a GSE that is wholly owned by public stockholders.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property, and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ MBS. In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that Fannie Mae and Freddie Mac increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by Fannie Mae or Freddie Mac on or after April 1, 2012 and before January 1, 2022. Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

ABS are structured like MBS, but, instead of the underlying assets being comprised of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, or receivables from credit card agreements or from sales of personal property. Regular payments received on ABS include both interest and principal. ABS typically have no U.S. Government backing. Additionally, the ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited.

If a Fund purchases an MBS or ABS at a premium, the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of MBS and ABS may decline when interest rates rise, the converse is not necessarily true, because, in periods of declining interest rates, the mortgages or other loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, the average maturity of MBS and ABS may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term MBS and ABS is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted. MBS and ABS that are not guaranteed or sponsored by government entities are generally subject to greater price volatility because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, a Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

Descriptions of some of the different types of MBS and ABS that may be acquired by a Fund are provided below. In addition to those shown, other types of mortgage-related and asset-backed investments are, or may become, available for investment by a Fund.

■	Commercial MBS (“CMBS”) and Residential MBS (“RMBS”). CMBS and RMBS generally offer a higher rate of interest than U.S. Government and U.S. Government-related MBS because there are no direct or indirect U.S. Government or agency guarantees of payment. The risk of loss due to default on CMBS and RMBS is historically higher because neither the U.S. Government nor any agency or instrumentality of the U.S. Government have guaranteed them. CMBS and RMBS whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages.

■	Mortgage Pass-Through Securities. Some MBS, such as U.S. agency mortgage pass-through securities, represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. An investment in a specific pool of mortgage pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage-pass through securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.

■	To-Be-Announced (“TBA”) Securities. Each Fund may seek to gain exposure to U.S. agency mortgage pass-through securities by investing in TBA securities. TBAs refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement, and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as the issuing agency, settlement date, par amount and price. The actual mortgage pools delivered generally are determined two days prior to the settlement date. A Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund will generally sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement. A Fund may invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds.

■	Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrid instruments with characteristics of both MBS and mortgage pass-through securities. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only, principal only, or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches issued by U.S. Government agencies or sponsored entities and interest rates move in a manner not anticipated by Milliman, it is possible that the Fund could lose all or substantially all of its investment. Certain CMOs in which a Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

■	Collateralized Debt Obligations (“CDOs”). A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. A CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. In the past, prices of CDO tranches have declined considerably. The drop in prices were initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

■	Collateralized Loan Obligations (“CLOs”). CLOs are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Some CLOs have credit ratings but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by a Fund as illiquid investments; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including, without limitation, the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, a Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Municipal Securities.  Municipal securities are securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest payments of which are not subject to U.S. federal income tax. Municipal securities include general obligation bonds and revenue obligation bonds, including industrial development bonds issued pursuant to former U.S. federal tax law.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Revenue obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue obligation bonds that are issued to finance a particular project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Additionally, the market values of revenue obligation bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that certain revenue obligation bond issuers are able to charge users of their assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the issuer’s revenues. Additionally, rising interest rates could result in higher costs of capital for issuers of both general obligation bonds and revenue obligation bonds, which could negatively impact their ability to meet payment obligations.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request (usually one to seven days). This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to insolvency concerns and, unlike obligations of corporate issuers, may not be subject to resolution in the event of insolvency or default through a bankruptcy proceeding. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner. Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector or industry and are thus subject to the specific risks associated with that particular sector or industry.

The types of municipal securities in which a Fund may invest include, but are not limited, to the following:

■	Industrial Development Bonds. Industrial development bonds are generally also revenue obligation bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

■	Private Activity Bonds. Private activity bonds are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment, or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.

■	Municipal Lease Obligations. Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of land, equipment and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations may take the form of a lease, an installment purchase contract or a conditional sales contract. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes. Municipal lease obligations are generally subject to greater risks than general obligation or revenue obligation bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses, which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If sufficient funds are not appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by a Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Fund’s percentage limitations for illiquid investments and the risks of holding illiquid investments.

■	Tender Option Bonds. Tender option bonds are synthetic floating rate or variable rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors in these securities evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment-grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds are synthetic municipal instruments, which means their value and return are derived from underlying securities. As a result, investments in tender option bonds may expose a Fund to the same risks as investments in derivatives (which also derive their values from underlying assets), as well as risks associated with leverage, especially the risk of increased volatility. To the extent a Fund invest in tender option bonds, they also are exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

■	Variable Rate Demand Obligations (“VRDOs”). VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. Because of the interest rate adjustment formula, VRDOs are not comparable to fixed-rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and its shareholders will have a reduced risk of capital depreciation.

■	Municipal Notes. Municipal notes are shorter-term municipal debt obligations, which provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and a Fund may lose money. Municipal notes are generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.

Hybrid Securities

Convertible Securities. A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Contingent Convertible Securities. Contingent convertible securities, which are also known as contingent capital securities or “CoCos”, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Precious Metals

General Discussion. Each Fund may invest in other ETFs that provide exposure to gold and/or other precious metals (“Precious Metals ETFs”). Investing in Precious Metals ETFs exposes a Fund to the risks of investing in precious metals directly. Each Fund will also bear its pro rata portion of the expenses of the Precious Metals ETFs in which it invests, including advisory fees, which are in addition to the direct expenses of the Fund’s own operations. In addition to gold and/or other precious metals, the Precious Metals ETFs may also invest in other types of investments and use other investment techniques, including certain investments and investment techniques not described in this SAI.

Risks of Having Exposure to Precious Metals. Each Fund is susceptible to specific political and economic risks affecting the price of precious metals, including changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The prices of precious metals, in turn, are likely to affect the market prices of securities of companies mining or processing those precious metals, and accordingly, the market prices of the Precious Metals ETFs in which a Fund invests. Precious metals-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on precious metals-related investments have traditionally been more volatile than investments in broader equity or debt markets. Other factors that may affect the prices of precious metals and securities related to them include changes in industrial and commercial demand for precious metals.

Although the risks related to investing in precious metals are similar to those of investing in precious metal finance and operating companies, as described above, there are additional considerations, including custody and transaction costs that may be higher than those involving securities. Moreover, holding precious metals results in no income being derived from such holdings, unlike certain securities that may pay dividends or make other current payments. Accordingly, the Precious Metals ETFs in which a Fund invests are not expected to produce a significant level of income to the Fund. Although the Precious Metals ETFs in which a Fund invests have contractual protections with respect to the credit risk of their custodians, holding precious metals in physical form (even in a separate account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair the ability of a Precious Metals ETF to dispose of its assets under those circumstances.

Exposure to precious metals also involves additional risks and considerations not typically associated with exposure to other types of investments, including: (1) the risk of substantial price fluctuations of precious metals; (2) risks associated with the concentration of precious metals supply in a limited number of countries, which will result in prevailing economic and political conditions of those countries having a greater and direct effect on the production and marketing of precious metals; (3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for a Fund in making these investments, if, as a result, a Precious Metals ETF in which the Fund invests fails to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

Restrictions on Investments in Other Investment Companies, including ETFs. The 1940 Act imposes the following restrictions on a Fund’s investments in other investment companies, including ETFs: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. The 1940 Act and related rules provide certain exemptions from these restrictions. Absent a Fund’s reliance on any such exemptions, these limitations may prevent the Fund from allocating its investments in the manner that Milliman considers optimal, or cause Milliman to select another investment company or other direct investment as an alternative. A Fund’s investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Code.

Other Non-Traditional Assets

Exposure to Bitcoin. The Funds may invest in shares of exchange-traded products that seek to reflect generally the performance of the price of bitcoin by directly holding bitcoin (“Bitcoin ETPs”). The Funds will only invest in Bitcoin ETPs that are listed and traded on national securities exchanges. The Funds may also utilize derivatives that provide exposure to bitcoin, such as bitcoin futures.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network, commonly referred to as the Bitcoin protocol. The value of bitcoin, like the value of other crypto assets, is not backed by any government, corporation, or other identified body. The further development of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.

Risks of Having Exposure to Bitcoin. Bitcoin is a relatively new asset with a limited history. Bitcoin and bitcoin-related investments are subject to unique and substantial risks, including:

■	Risks Related to Bitcoin. The trading prices of many digital assets, including bitcoin, have experienced extreme volatility throughout their life cycle and may continue to do so. Extreme volatility in the future, including significant declines in the trading prices of bitcoin, could have a material adverse effect on the value of bitcoin-related investments. The value of bitcoin-related investments is subject to a number of factors relating to the fundamental investment characteristics of bitcoin as a digital asset, including the fact that digital assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies such as the Bitcoin blockchain.

The opaque nature of the digital asset market poses asset verification challenges for market participants, regulators and auditors and gives rise to an increased risk of manipulation and fraud, including the potential for Ponzi schemes, bucket shops and “pump and dump” schemes. Digital assets have in the past been used to facilitate illicit activities. If a digital asset was used to facilitate illicit activities, businesses that facilitate transactions in such digital assets could be at increased risk of potential criminal or civil liability or lawsuits, or of having banking or other services cut off, and such digital asset could be removed from digital asset platforms. Any of the aforementioned occurrences could adversely affect the price of bitcoin, the attractiveness of the Bitcoin blockchain network and bitcoin-related investments.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 50% of the processing power dedicated to mining on the Bitcoin network, it may be able to alter the Bitcoin blockchain on which transactions in bitcoin rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could also control, exclude or modify the ordering of transactions.

The largest bitcoin wallets are believed to hold, in the aggregate, a significant percentage of the bitcoins in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of bitcoins, even if they individually only hold a small amount, and it is possible that some of those wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of bitcoin.

■	Risks Related to Bitcoin as a Payment Network. Bitcoin has only recently become selectively accepted as a means of payment by retail and commercial outlets, and use of bitcoins by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to process funds for bitcoin transactions; process wire transfers to or from digital asset platforms, bitcoin-related companies or service providers; or maintain accounts for persons or entities transacting in bitcoin. As a result, the prices of bitcoin may be influenced to a significant extent by speculators and miners, rather than fundamental analysis of the intrinsic value of bitcoin, which may contribute to price volatility that makes retailers less likely to accept it as a form of payment in the future.

In addition, as corresponding increases in throughput lag behind growth in the use of digital asset networks, average fees and settlement times may increase considerably. For example, the Bitcoin network has been, at times, at capacity, which has led to increased transaction fees. Increased fees and decreased settlement speeds could preclude certain uses for bitcoin (e.g., micropayments), and could reduce demand for, and the price of, bitcoin. Bitcoin transactions are typically not reversible without the consent and active participation of the recipient of the transaction. Once a transaction has been verified and recorded in a block that is added to the Bitcoin blockchain, an incorrect transfer or theft of bitcoin generally will not be reversible and a holder of bitcoin, such as a Bitcoin ETP, may not be capable of seeking compensation for any such transfer or theft.

■	Risks Related to the Digital Asset Markets. Bitcoin was the first digital asset to gain global adoption and critical mass, and as a result, it has a “first to market” advantage over other digital assets. Bitcoin is currently the largest digital asset by market capitalization and has the largest combined mining power. Despite this first to market advantage, there are thousands of alternative digital assets. In addition, many consortiums and financial institutions are also researching and investing resources into private or permissioned smart contract platforms rather than open platforms like the Bitcoin network. Competition from the emergence or growth of alternative digital assets and smart contracts platforms, such as Ethereum, Solana, Avalanche, Polkadot, or Cardano, could have a negative impact on the demand for, and price of, bitcoin and thereby adversely affect the value of a Fund’s bitcoin-related investments.

Moreover, in the past, flaws in the source code for digital assets have been exposed and exploited, including flaws that disabled some functionality for users, exposed users’ personal information and/or resulted in the theft of users’ digital assets. The cryptography underlying bitcoin could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective. In any of these circumstances, a malicious actor may be able to compromise the security of the Bitcoin network or take a holder’s bitcoins. Moreover, functionality of the Bitcoin network may be negatively affected such that it is no longer attractive to users, thereby dampening demand for bitcoin.

■	Risks of Investing in Bitcoin ETPs. Bitcoin ETPs are not required to be registered as investment companies under the 1940 Act and, therefore, investments in such Bitcoin ETPs will not have the regulatory protections afforded by the 1940 Act to investors in registered investment companies. If a Fund acquires shares in a Bitcoin ETP, shareholders will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such Bitcoin ETP. Such expenses, both at the Fund level and acquired Bitcoin ETP level, would include management and advisory fees and the sponsor’s fee, as applicable, unless such fees have been waived by the sponsor.

The value of Bitcoin ETP shares relates directly to the value of bitcoin, which may be highly volatile and subject to fluctuations due to a number of factors. Accordingly, the percentage of a Fund’s assets in Bitcoin ETP shares could fluctuate significantly as a result of the fluctuating value of bitcoin.

If the process of creation and redemption of Bitcoin ETP shares encounters any unanticipated difficulties, the possibility for arbitrage transactions by Authorized Participants, which are intended to keep the price of Bitcoin ETP shares closely linked to the price of bitcoin, may not exist and, as a result, the price of Bitcoin ETP shares may fall or otherwise diverge from their NAV. The liquidity of Bitcoin ETP shares may also be affected by the withdrawal from participation of Authorized Participants. Security threats to a Bitcoin ETP’s account at its bitcoin custodian could result in the halting of the Bitcoin ETP’s operations and a loss of Bitcoin ETP assets or damage to the reputation of the Bitcoin ETP, each of which could result in a reduction in the value of the Bitcoin ETP shares. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions by or on behalf of a Bitcoin ETP could adversely affect the value of its shares. A Bitcoin ETP is dependent on its custodian and prime execution agent to operate. If such custodian or prime execution agent fails to perform the services it provides to a Bitcoin ETP (which could be due to regulatory action, such as litigation initiated by the SEC), the Bitcoin ETP may be unable to operate or create or redeem shares, which could force the Bitcoin ETP to liquidate or adversely affect the price of its shares. Digital asset markets in the United States exist in a state of regulatory uncertainty, and adverse legislative or regulatory developments in the U.S. or in foreign jurisdictions could significantly harm the value of bitcoin or Bitcoin ETPs, such as by banning, restricting or imposing onerous conditions or prohibitions on the use of bitcoin, mining activity, digital wallets, the provision of services related to trading and custodying bitcoin, the operation of the Bitcoin network, or the digital asset markets generally.

Derivatives

General Discussion. Derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, indices or other market factors (each, a “reference asset,” and, collectively, “reference assets”). Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference asset without actually owning or selling the reference asset. Derivatives include swaps, options contracts, futures contracts and forward foreign currency contracts, among others. Some derivatives, such as futures contracts and certain types of options contracts, are traded on U.S. commodity and securities exchanges, while other derivatives, such as many types of swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market.

Options Contracts. An options contract generally is a contract that gives the purchaser of the option, in return for the premium paid, the right, but not the obligation, to buy from (in the case of a call) or sell to (in the case of a put) the writer (seller) of the option at the exercise price during the term of the option (for American style options) or on a specified date (for European style options), the reference asset underlying the option (or delivery of a cash settlement price, in the case of certain options, such as index options and other cash-settled options). Option transactions present the possibility of large amounts of exposure (or leverage), which may result in a Fund’s NAV being more sensitive to changes in the value of the option.

The value of an options contract will reflect, among other things, the current market value of the reference asset, the time remaining until expiration, the relationship of the exercise price to the market price of the reference asset, the price volatility of the reference asset and general market and interest rate conditions. Options contracts may be listed on an exchange or traded in the OTC markets. Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation.

FLEX Options are customizable options contracts that are listed on U.S. national securities exchanges and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the buyer for every seller and the seller for every buyer, with the goal of protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize assets and indices referenced by the options, exercise prices, exercise styles (i.e., American style or European style) and expiration dates, while achieving price discovery (i.e., determining market prices) in competitive, transparent auctions markets. Each FLEX Option entitles the holder thereof to purchase (for call options) or sell (for put options) the reference asset at the strike price.

Understanding Options Writing. As the writer (seller) of an option, a Fund may have no control over when the reference asset must be sold (in the case of a call option) or purchased (in the case of a put option), if the option was structured as an American style option, because the option purchaser may notify the Fund of exercise at any time prior to the expiration date of the option. In addition, if the option is cash-settled instead of deliverable, a Fund is obligated to pay the option purchaser the difference between the exercise price and the value of the reference asset, instead of selling or purchasing the reference asset, if the option is exercised. Whether or not an option expires unexercised, the writer retains the amount of the premium.

A Fund will generally write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the reference asset. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the reference asset will decline below the exercise price, in which case the put option may be exercised and the Fund may suffer a loss. In return for the premium received for writing a call option on a reference asset, a Fund foregoes the opportunity for profit from a price increase in the reference asset above the exercise price so long as the option remains open, but retains the risk of loss should the price of the reference asset decline.

If an option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the reference asset during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the reference asset, which will be increased or offset by the premium received. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call, as the case may be) identical to that previously sold. However, once a Fund has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the options contract and must deliver (for a call) or purchase (for a put) the reference asset at the exercise price (if deliverable) or pay the difference between the exercise price and the value of the reference asset (if cash-settled).

Understanding Options Trading Strategies: Straddles, Spreads and Collars. A Fund may enter into straddles, spreads and collars. In “spread” transactions, the Fund buys and writes a put, or buys and writes a call, on the same reference asset with the options having different exercise prices, expiration dates, or both. In “straddles,” a Fund purchases a put option and a call option, or writes a put option and a call option, on the same reference asset with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received, and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions, and to liquidate its positions when necessary or deemed advisable, may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will, in many cases, be greater than if the Fund were to buy or sell a single option. A “collar” position combines a put option purchased by a Fund (the right of the Fund to sell a specific reference asset within a specified period of time) with a call option that is written by the Fund (the right of the counterparty to buy the same reference asset) in a single instrument. A Fund’s right to sell the reference asset is typically set at a price that is below the counterparty’s right to buy the reference asset. Thus, the combined position “collars” the performance of the reference asset, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

Futures Contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency, commodity or index, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases, the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

While Milliman currently anticipates buying and selling futures contracts for a Fund on contract markets (including exchanges or boards of trade) where there appears to be an active market, there is no assurance that an active market will exist for any particular futures contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Swaps. Swaps are agreements between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to a particular reference asset. In a basic swap transaction, a party agrees with its counterparty to exchange the returns (or differentials in returns) and/or cash flows earned or realized on a particular reference asset. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or an index.

Swap agreements can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and credit default swap indices are traded on SEFs and cleared. Other forms of swap agreements, such as total return swaps, are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent a Fund enters into bilaterally negotiated swap transactions, the Fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, the Fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in a Fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.

The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

General Risks Associated with Derivatives. The use of derivatives, including options contracts, futures contracts and swaps, may involve certain risks, as described below.

■	Counterparty Risk. The risk that a counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty’s contractual obligation; therefore, a Fund might need to rely on contractual remedies to satisfy a counterparty’s full obligation. As with any contractual remedy, there is no guarantee that a Fund will be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy. The agreement may allow for netting of the counterparty’s obligations with respect to a specific transaction, in which case a Fund’s obligation or right will be the net amount owed to or by the counterparty. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to the applicable Fund.

■	Leverage Risk. Leverage exists when a Fund can lose more than it originally invested because it purchases or sells an instrument, or enters into a transaction, without investing an amount equal to the full economic exposure of the instrument or transaction. Leverage may cause a Fund’s NAV to be more volatile because leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio holdings. The use of some derivatives may result in economic leverage, which does not result in the possibility of a Fund incurring obligations beyond its initial investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.

■	Liquidity Risk. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to a Fund.

■	Pricing Risk. The risk that the value of a particular derivative does not move in tandem or as otherwise expected relative to the corresponding reference asset.

■	Risks of Regulation of Derivatives. On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework used by funds to comply with Section 18 of the 1940 Act. More specifically, Rule 18f-4 generally requires a fund that enters into derivatives transactions (other than those that qualify as “limited derivatives users”) to: (i) adopt and implement a written derivatives risk management program; (ii) comply with “value at risk” or “VaR” limitations (which is an estimate of potential losses on an instrument or portfolio over a given time horizon and at a specified confidence level) in lieu of existing asset segregation requirements; and (iii) comply with new board reporting and oversight, as well as recordkeeping and certain other, requirements. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitments. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and the cost of doing business generally.

■	Risks Related to Position Limits. Each of the exchanges on which a Fund’s exchange-traded options and futures contracts are traded has established limitations governing the maximum number of such exchange-traded derivatives on the same underlying asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such exchange-traded derivatives are written on the same or different exchanges or are held or written on one or more accounts, or through one or more brokers). Under these limitations, exchange-traded derivatives positions of all investment companies advised by Milliman are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of certain exchange-traded derivatives positions and may impose other sanctions or restrictions. These position limits may restrict the number of exchange-traded derivatives that Milliman may buy or sell on behalf of a Fund.

Margin Risk. Certain derivatives require a Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. A Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. If a Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM or central counterparty. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s or central counterparty’s customers. If the FCM or central counterparty does not provide accurate reporting, a Fund is also subject to the risk that the FCM or central counterparty could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s or other central counterparty’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the FCM or central counterparty.

Commodity Exchange Act (“CEA”) Regulation and Exclusions. With respect to each Fund, Milliman has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the CEA and the rules of the CFTC and, therefore, Milliman is not subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, with respect to each Fund, Milliman is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion requires a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because Milliman and the Funds intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Milliman’s reliance on these exclusions, or the Funds, their investment strategies, the Prospectus or this SAI.

Generally, the exclusion from CPO regulation on which Milliman relies requires each Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund no longer can satisfy these requirements, Milliman would withdraw its notice claiming an exclusion from the definition of a CPO with respect to that Fund, and Milliman would be subject to registration and regulation as a CPO with respect to a Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Milliman’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a Fund, the Fund may incur additional compliance and other expenses.

Other Investments, Investment Techniques and Risks

Borrowing. Each Fund may borrow money to the extent permitted under the 1940 Act, and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff. Such borrowings are typically utilized (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, or (iii) for cash management purposes. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Additionally, the Funds are permitted to temporarily carry a negative or overdrawn balance in their account with the Custodian (as defined below). The Trust compensates the Custodian for such overdrafts by paying the Custodian an agreed upon rate.

Market Events Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund.

In addition, the outbreak of the novel strain of coronavirus, COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general. The ongoing effects of COVID-19 are unpredictable and may adversely impact the value and performance of a Fund, and its ability to buy and sell investments at appropriate valuations and/or achieve its investment objective.

Inflation Risk. Inflation risk is the risk that the value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline.

Deflation Risk. Deflation risk is the possibility that prices throughout the economy decline over time — the opposite of inflation. If inflation is negative, the principal and income of an inflation-linked investment will decline and could result in losses for a Fund.

Operational and Cyber Security Risk. Each Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents.

In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by Milliman or other service providers to the Trust, and the issuers of securities or other assets in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of the Fund’s shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors (including, but not limited to, human error in the calculation of the rates applicable to a Fund’s Options Strategies), and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations. A Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. A Fund and its shareholders could be negatively impacted as a result. In addition, while a Fund and Milliman seek to reduce these operational risks through controls and procedures, such measures cannot address every possible risk and may be inadequate to address these risks.

Loans, Assignments and Participations. Each Fund may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes. Most corporate loans are variable or floating rate obligations.

Some loans may be secured in whole or in part by assets or other collateral and, in other cases, may be unsecured or may become under-secured by declines in the value of assets or other collateral securing such loan. The greater the value of the assets securing the loan, the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the collateral securing the DIP financing.

Although loan investments are generally subject to certain restrictive covenants in favor of the investor, certain of the loans in which a Fund may invest may be issued or offered as “covenant lite” loans, which have few or no financial maintenance covenants. “Financial maintenance covenants” are those that require a borrower to maintain certain financial metrics during the life of the loan, such as maintaining certain levels of cash flow or limiting leverage. These covenants are included to permit the lender to monitor the borrower’s performance and declare an event of default if breached, allowing the lender to renegotiate the terms of the loan, or to take other actions intended to help mitigate losses. Accordingly, a Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of covenant lite loans than its holdings of loans or securities with financial maintenance covenants, which may result in losses to a Fund, especially during a downturn in the credit cycle. Although covenant lite loans contain few or no financial maintenance covenants, information necessary to monitor a borrower’s financial performance may be available without covenants to lenders and the public alike, and can be used to detect such early warning signs as deterioration of a borrower’s financial condition or results. When such information is available, Milliman will seek to take appropriate action without the help of covenants in the loans.

Loans held by a Fund might not be considered securities for purposes of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore a risk exists that purchasers, such as the Fund, may not be entitled to rely on the anti-fraud provisions of those Acts. In addition, the secondary market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which can be longer than seven days.

Milliman may make investment decisions on loans based on publicly available information or may rely upon non-public information in certain circumstances. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. Milliman may choose not to receive this information and, as a result, may be at a disadvantage compared to other investors that receive such information. Milliman’s decision not to receive material, non-public information may impact its ability to assess a borrower’s requests for amendments or waivers of provisions in a loan agreement. On the other hand, if Milliman chooses to receive such material, non-public information, Milliman may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such information, even if such loan or other security is declining in value.

A Fund may acquire loan obligations through an assignment from another lender or by purchasing participation interests from lenders or other holders of the interests. When a Fund purchases assignments, it acquires direct contractual rights against the borrower on the loan. A Fund acquires the right to receive principal and interest payments directly from the borrower and to enforce its rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and a Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the Fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, a Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. Milliman expects that most loan assignments and participations purchased for a Fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for Milliman to sell a Fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.

Investments in loan participations and assignments present the possibility that a Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.

Illiquid Investments and Restricted Securities. Illiquid investments are those that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund may invest up to 15% of its net assets in illiquid investments. Because illiquid investments may not be readily marketable, a Fund may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid investments while their prices depreciate. Depreciation in the price of illiquid investments held by a Fund may cause its NAV to decline. An investment that is determined to be liquid may subsequently revert to being illiquid if not enough buyer interest exists.

Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act, and commercial paper issued in reliance upon the exemption in Section 4(a)(2) of the Securities Act, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment of the unregistered security. Restricted securities ordinarily can be sold by a Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell.

Investment Restrictions

Fundamental Investment Restrictions

Except as otherwise noted below, each Fund is subject to the following investment restrictions, which are fundamental and cannot be changed for the Fund without the vote of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

Each Fund:

(1)	May not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff.

(2)	May not purchase or sell physical commodities, except to the extent permitted by the 1940 Act and any other governing statute, and by the rules and regulations thereunder, and by the SEC or other regulatory agency with authority over the Fund.

(3)	May not act as an underwriter of another issuer’s securities; provided, however, that this restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities or other assets, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

(4)	Will make investments that will result in the “concentration” (as that term may be defined or interpreted under the 1940 Act, and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff) of its investments in the securities of issuers primarily engaged in the healthcare sector.

(5)	May not purchase or sell real estate; provided, however, that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

(6)	May not lend any of its assets or make any other loan, except as permitted by the 1940 Act, and the rules thereunder, as such statute and rules may be amended or interpreted from time to time by the SEC or its staff; provided, however, that this restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Explanatory Notes

The below notations are not considered to be part of a Fund’s fundamental investment restrictions and may be changed for the Fund without shareholder approval.

Unless otherwise indicated, all limitations under a Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until Milliman determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Temporary Defensive Positions

For temporary defensive purposes, each Fund may invest without limitation in cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. A larger percentage of such holdings could impact the investment results of a Fund in a period of rising market prices. Alternatively, a larger percentage of such positions could reduce the magnitude of loss in the portfolio of a Fund in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions. In addition, during such times, a Fund may not achieve its investment objective.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio holdings for the year by the monthly average value of the portfolio holdings owned during the reporting period, excluding securities whose maturities at the time of purchase were one year or less. The portfolio turnover rate of a Fund may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements that enable the Fund to receive favorable tax treatment. High portfolio turnover rates will generally result in higher brokerage expenses and may increase the volatility of the Fund.

The Funds are newly organized, and, as of their most recent fiscal year end have not had any portfolio turnover.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 under the Securities Act is only available with respect to transactions on an exchange.

Milliman and/or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) a Fund upon launch or thereafter, or may purchase Shares from broker-dealers or other investors that have previously provided “seed” for the Fund at its launch or otherwise in secondary market transactions. Because the Selling Shareholder may be deemed an affiliate of a Fund, the Shares will be registered to permit their resale from time to time after purchase. A Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.

Any such Selling Shareholder may sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares are listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. A Selling Shareholder may use any one or more of the following methods when selling Shares:

■	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

■	privately negotiated transactions;

■	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and

■	any other method permitted pursuant to applicable law.

A Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. A Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions, or the creation of one or more derivative securities that require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.

A Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

Any such Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act. As of the date of this SAI, a Fund is not aware of any Selling Shareholder that has a written or oral agreement or understanding, directly or indirectly, with any person to distribute Shares. Upon a Fund being notified in writing by a Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a Fund intends to supplement to this SAI, if required, pursuant to Rule 497 under the Securities Act, to disclose: (i) the name of such Selling Shareholder and of the participating broker-dealer(s); (ii) the number of Shares involved; (iii) the price at which such Shares were sold; (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable; (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI; and (vi) other facts material to the transaction.

A Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of Shares to engage in market-making activities with respect to the Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Shares. There is a risk that the Selling Shareholder may redeem its investments in a Fund or otherwise sell its Shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on a Fund.

Disclosure of Portfolio Holdings

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures regarding the disclosure of Fund portfolio holdings information (the “Disclosure Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of Milliman or the Distributor, or any affiliated persons of those entities. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public portfolio holdings information until such time as the information is made available to all shareholders or the general public.

As used in the Disclosure Policy and throughout this SAI, the term “portfolio holdings information” includes information with respect to the portfolio holdings of a Fund, including holdings that are derivatives, but does not include aggregate, composite or descriptive information that, in the reasonable judgement of the Trust’s Chief Compliance Officer (“CCO”), does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading to the detriment of a Fund.

Each business day, portfolio holdings information will be provided to a Fund’s transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares in the secondary market. Information with respect to a Fund’s portfolio holdings is also disseminated daily online at www.millimanfunds.com.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects a Fund’s anticipated holdings on the following business day. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website online may be provided to third parties only in limited circumstances, as described below.

Consistent with current law, a Fund also releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Exceptions to the Disclosure Policy (to the extent not otherwise permitted pursuant to an exclusion) will be made only when: (1) the Trust’s CCO (or his or her designee) determines in writing that a Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel; (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders; and (4) such disclosures is documented and reported to the Board on a quarterly basis.

Under the Disclosure Policy, the receipt of compensation by a Fund, Milliman or any affiliate thereof, as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

Each Fund has ongoing arrangements to distribute information about the Fund’s portfolio holdings information to the Fund’s third-party service providers described herein (e.g., investment advisers, independent registered public accounting firm, administrator, transfer agent and fund accounting agent, custodian and legal counsel). These organizations are required to keep such information confidential and are prohibited from trading based on the information, or otherwise using the information, except as necessary to provide services to a Fund. No compensation or other consideration is received by a Fund, Milliman or any other party in connection with each such ongoing arrangements.

The Board exercises continuing oversight of the disclosure of a Fund’s portfolio holdings information by overseeing the implementation and enforcement of the Disclosure Policy and considering reports and recommendations by the Trust’s CCO concerning any material compliance matters that may arise in connection with the Disclosure Policy. The Board reserves the right to amend the Disclosure Policy at any time without prior notice in its sole discretion.

Trustees and Executive Officers of the Trust

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Trust. The Board, in turn, appoints the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, as applicable. The current Trustees and officers of the Trust, their years of birth, position with the Trust, term of office with the Trust and length of time served, their principal occupation and other directorships held for the past five years, and the number of funds to which Milliman serves as investment adviser (the “Fund Complex”) that are overseen by each Trustee are set forth below. The address of each Trustee and officer is 71 South Wacker Drive, 31st Floor, Chicago, IL 60606.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust[2]
Eric Berg (1958)	Trustee	Since 2025	Owner of With You in Mind (independent analysis and research firm for insurance, asset management and wealth-management topics) since 2019; Operating Advisor at Pegasus Capital Advisors (private equity firm that specializes in impact investing) since August 2024; Chief Financial Officer of Midwest Holding Inc. (insurance and asset management company ) in 2022; Chief Financial Officer of Aviva India from 2018 to 2019; Investment Banker at Macquarie Capital from 2016 to 2018.	2	Trustee of Milliman Variable Insurance Trust from July 2021 to August 2025

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustees	Other Directorships Held During Past Five Years
Nicholas Dalmaso (1965)	Lead Independent Trustee	Since 2025	Founder/CEO of Sound Capital Holdings, Sound Capital Distributors (a FINRA registered Broker/Dealer) and Sound Capital Solutions (an Investment Advisor) since 2020; General Counsel of Equity Bee Inc. (fintech company) 2022-2023; General Counsel of M1 Holdings Inc. and M1 Finance LLC (FINRA registered Broker/Dealer) from 2014 to 2021, Chief Compliance Officer of M1 Finance LLC from 2014 to 2019.	2	Lead Independent Trustee of Milliman Variable Insurance Trust from July 2021 to August 2025; Director of Flaherty & Crumrine Closed-End Funds (5 portfolios) since 2024; Chair of Destra Investment Trust (4 portfolios) since 2010.

Colleen McKenna Tucker (1970)	Trustee	Since 2025	Executive Director of International Insurance Society (membership organization for the risk and insurance industry ) since 2004.		Trustee of Milliman Variable Insurance Trust from July 2021 to August 2025

Interested Trustee of the Trust
Adam Schenck[3] (1981)	Chair of the Board, President and Interested Trustee	Since 2025	Principal Managing Director – Head of Fund Services of Milliman Financial Risk Management LLC since 2005.	2	Trustee of Milliman Variable Insurance Trust since July 2021

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex[1] Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust
Blake Graves (1982)	Treasurer and Principal Financial Officer	Since 2025	Senior Director, Investment Consultant since January 2025, Director, Product Development from 2021-2024, Director, ETF Portfolio Management from 2017-2020.	N/A	N/A

Susan Puz (1973)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2025	Chief Compliance Officer of Milliman, Inc. since 2014.	N/A	N/A

Ehsan K. Sheikh (1987)	Secretary and Chief Legal Officer	Since 2025	Senior Counsel of Milliman Financial Risk Management LLC since 2017, and Associate Counsel from 2014 to 2017.	N/A	N/A

1	The “Fund Complex” includes each series of the Trust and each series of Milliman Variable Insurance Trust.
2	The Trustees of the Trust who are not “interested persons,” as defined under section 2(a)(19) of the 1940 Act, of the Trust (the “Independent Trustees”).
3	Adam Schenck is an “interested person,” as defined by the 1940 Act, of the Trust because of his employment by Milliman.

Board Leadership Structure

The Board approves financial arrangements and other agreements between the Funds, on the one hand, and Milliman or any of its affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Board has determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to various committees of the Board (each, a “Committee,” and, together, the “Committees”), as described below. The Committees meet as often as necessary or appropriate, either in conjunction with regular meetings of the Board or otherwise. The chair, if any, of each Committee is appointed by a majority of the Independent Trustees upon recommendation of the Committee. Adam Schenck, Interested Trustee, serves as Chairman of the Board. The Board has appointed Nicholas Dalmaso to serve as Lead Independent Trustee. The Lead Independent Trustee has several primary purposes, such as (i) to serve as the leader of the Independent Trustees; (ii) to communicate regularly with the other Independent Trustees; and (iii) to communicate regularly with the Chair of the Board, who is an employee of Milliman, investment adviser to the Trust, and other representatives of Milliman.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of a Fund’s current operations.

Each Trustee shall hold office for the lifetime of the Trust or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed or is incapacitated. The Board may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by one or more officers or agents of the Trust with power to appoint any such subordinate officers, and each shall serve at the pleasure of the Board. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed from office with or without cause by the Board, or, to the extent permitted by the Trust’s By-laws, by any officer upon whom such power of removal shall have been conferred by the Board.

Committees of the Board

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The function of each Committee is oversight. In addition, each Committee may from time-to-time delegate certain of its functions to a subcommittee comprised of members of the Board.

The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting policies and practices of a Fund, the Fund’s internal control over financial reporting, and as the Committee deems appropriate, the internal controls of certain service providers; (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audits thereof; (iii) recommend the appointment of the Fund’s independent registered public accounting firm to the Board for the Board’s selection; (iv) act as a liaison between the Fund’s independent registered public accounting firm and the full board. The Audit Committee is composed of all of the Independent Trustees, and Mr. Berg serves as chairperson of the Audit Committee.

The responsibilities of the Nominating and Governance Committee, among other things, include to: (i) assist the Board in its review and oversight of governance matters; (ii) assist the Board with the selection and nomination of candidates to serve on the Board; (iii) periodically review the composition of the Board and the committees’ structures (iv) assist the Board in evaluating the support provided to the Board and its committees and members by management, counsel and other service providers to the Board; and (v) undertake such other responsibilities as may be delegated to the Committee by the Board. The Nominating and Governance Committee is composed of all of the Independent Trustees, and Ms. McKenna Tucker serves as chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee may consider nominations for candidates to serve as Trustees made by Fund shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, which should include the biographical information and qualifications of the proposed nominee. The Committee may request any additional information deemed reasonably necessary for the Committee to evaluate such nominee.

Board Oversight of Risk Management

The Board’s role is one of oversight, including oversight of a Fund’s risks, rather than day-to-day management. The Board’s committee structure allows the Board to focus on risk management as part of its broader oversight of the operations of a Fund. While day-to-day risk management of a Fund is Milliman’s responsibility, Trustees receive regular reports from the Trust’s CCO, Milliman and the Trust’s various service providers regarding investment risks and compliance risks. These reports allow the Board to focus on various risks and their potential impact on a Fund. The Board has discussions with the Trust’s CCO and Milliman, as well as the portfolio managers, regarding how they monitor and seek to control such risks. Additionally, the Trust’s CCO and other officers of a Fund regularly, and on an ad hoc basis, report to the Board on a variety of risk-related matters.

The Board has retained Milliman as a Fund’s investment adviser. Milliman is responsible for the day-to-day operation of the Fund. Milliman may delegate certain of the investment operations of a Fund to one or more sub-advisers. Milliman will be responsible for supervising the services provided by each sub-adviser including risk management services.

Additionally, the Board meets periodically with the Trust’s CCO who reports to the Trustees regarding the compliance of a Fund with the federal securities laws and the internal compliance policies and procedures of the Fund. The Board also reviews the CCO’s annual report, including the CCO’ compliance risk assessments for a Fund.

Trustees’ Qualifications and Experience

The Nominating and Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment companies, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.

The Board believes that each of the Trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Milliman, other service providers, Trust counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of his or her duties. The following provides a brief summary of the information that led to the conclusion that each Trustee should serve as a Trustee of the Board.

Eric Berg has served as a trustee of the Trust since 2025. The Board believes that Mr. Berg’s experience as an investment banker and chief financial officer, as well as his accounting experience, benefits the Funds. Mr. Berg qualifies as an “audit committee financial expert,” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Berg has gained over the course of his career and through his financial and accounting industry experience.

Nicholas Dalmaso has served as a trustee of the Trust since 2025. The Board believes that Mr. Dalmaso’s experience in the financial services, investments, banking, and fintech industries benefits the Funds.

Adam Schenck has served as a trustee of the Trust since 2025. The Board believes that Mr. Schenck’s experience with Milliman as a Managing Director and Portfolio Manager benefits the Funds.

Colleen McKenna Tucker has served as a trustee of the Trust since 2025. The Board believes that Ms. Tucker’s experience in the insurance industry, including in various management positions, benefits the Funds.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Trustee Ownership of Fund Shares

The Funds are newly organized and therefore no trustee beneficially owned shares of the Fund as of the calendar year ended December 31, 2024.

Trustee Compensation

Independent Trustees shall each receive an annual salary of $15,000 from the Trust. The interested trustee does not receive compensation from the Trust for his service as a Trustee.

All Trustees are reimbursed for expenses in connection with each Board meeting attended, with this reimbursement allocated to the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees. Set forth below is the estimated rate of compensation to be received by the Independent Trustees for the initial fiscal period ending December 31, 2026.

Name of Independent Trustee	Estimated Aggregate Compensation[1] From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Estimated Total Compensation from the Trust and Fund Complex Paid to Trustees
Eric Berg	$15,000	None	None	$15,000
Nicholas Dalmaso	$15,000	None	None	$15,000
Colleen McKenna Tucker	$15,000	None	None	$15,000

1	Aggregate compensation is comprised of all applicable retainers and meeting fees, but does not include reimbursements for Trustee expenses.

Codes of Ethics

Federal law requires the Trust and each of its investment advisers (i.e., Milliman with respect to a Fund) to adopt codes of ethics, which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment advisers (i.e., Milliman with respect to a Fund) to adopt procedures for voting proxies (the “Proxy Voting Policy”) and to provide a summary or copy of the Proxy Voting Policy used to vote the securities held by a Fund. The Board has delegated responsibility for decisions regarding proxy voting for securities held by a Fund to Milliman. Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge (i) upon request, by calling 1-855-700-7959, (ii) online at www.millimanfunds.com or (iii) on the SEC’s website at www.sec.gov. A copy of such Proxy Voting Policy is attached as Appendix A to this SAI.

Investment Advisory and Other Services

Investment Adviser

Milliman Financial Risk Management LLC (“Milliman”), located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, serves as investment adviser to the Funds. Milliman is a wholly owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $241 billion in assets as of December 31, 2025.

Under the Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, Milliman manages each Fund in accordance with the policies and procedures established by the Board, and has agreed to perform, or arrange for the performance of, the day-to-day management of the Fund’s portfolio.

For services provided under the Advisory Agreement, Milliman receives from each Fund an annual fee, paid monthly, equal to 0.55% of the average daily net assets of the Fund (the “Advisory Fee”). The Advisory Fee is structured as a “unified fee.” Accordingly, in consideration of the fees paid with respect to each Fund, Milliman has agreed to pay all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: the Advisory Fee; payments under any Rule 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund.

The Advisory Agreement continues in effect for an initial period of no more than two years and, thereafter, shall continue automatically for successive annual periods; provided, however, that such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of a Fund, by the Board or by Milliman on not more than 60 days’ written notice. The Advisory Agreement further provides that Milliman may render similar services to others.

The Funds are newly organized, and, as of the most recent fiscal year end have not paid any investment advisory fees.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. There are currently four portfolio managers: Adam Schenck, Daren Lockwood, Rodrigo Dufeu and Elizabeth Gut. Prior to the Trust’s most recent fiscal year end, the Funds had not commenced operations and, therefore, none of the portfolio managers beneficially owned any shares of the Funds.

The portfolio managers are paid competitive salaries by Milliman. In addition, they may receive bonuses based on qualitative considerations, such as an individual’s contribution to the organization, and performance reviews in relation to job responsibilities.

The portfolio managers have day-to-day management responsibilities with respect to other investments accounts and, accordingly, may be presented with potential or actual conflicts of interest. The management of other accounts may result in the portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts.

With respect to securities transactions for the Funds, Milliman determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a Fund and other accounts, orders are placed at the same time. Milliman uses its best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. Milliman generally allocates trades on the basis of assets under management so that the securities positions represent equal exposure as a percentage of total assets of each client. A Fund and client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized. If an aggregated trade order is not substantially filled, it will generally be allocated pro rata.

The portfolio managers manage the investment vehicles with the number of accounts and assets, as of March 23, 2026, set forth in the table below. None of the accounts managed by the portfolio managers pay an advisory fee that is based upon the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Adam Schenck	38	$29.6 billion	3	$369 million	0	$0
Daren Lockwood	0	$0	0	$0	0	$0
Rodrigo Dufeu	1	$2.4 million	0	$0	0	$0
Elizabeth Gut	0	$0	0	$0	0	$0

Transfer Agent and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“Fund Services”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to a transfer agent servicing agreement and as Fund accounting agent pursuant to a fund accounting servicing agreement.

Administrator

Fund Services also serves as the administrator for the Funds pursuant to a fund administration servicing agreement (the “Fund Administration Servicing Agreement”). Under the Fund Administration Servicing Agreement, Fund Services is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust. Fund Services generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), assisting in preparing reports to shareholders or investors, assisting in the preparation and filing of tax returns, supplying financial information and supporting data for reports to and filings with the SEC, and supplying supporting documentation for meetings of the Board.

Prior to the Trust’s most recent fiscal year ended, the Funds had not commenced operations and thus had paid no administrative services fees pursuant to the Fund Administration Servicing Agreement.

Custodian

U.S. Bank, N.A. (“Custodian”), located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Custodian for the Funds pursuant to a custody agreement (the “Custody Agreement”). The Custodian holds the Funds’ assets, among other duties. Under the Custody Agreement, the Custodian is also authorized to appoint certain foreign custodians for Fund investments outside of the United States.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 191 North Wacker Drive, Suite 1601, Chicago, IL 60606, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Funds’ annual financial statements.

Securities Lending

Subject to certain investment restrictions, the Funds may, subject to Board approval, lend securities from its portfolio to brokers, dealers and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents, which, at all times while the loan is outstanding, will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of a Fund lending its securities.

A Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, a Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. A Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that a Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, a Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

As of the date of this SAI, the Funds have not engaged in any securities lending activities.

Distribution and Servicing of Shares

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), located at 190 Middle Street, Suite 301, Portland ME 04101, serves as underwriter for the Funds in the continuous distribution of its Shares pursuant to a Distribution Agreement (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if such continuance is approved at least annually by (i) the Board or by the vote of a majority of the outstanding shares of a Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust or Milliman.

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 (“Rule 12b-1 Plan”) of the 1940 Act with respect to the Shares. The Rule 12b-1 Plan permits a Fund to pay the Distributor, as the Fund’s principal underwriter, for expenses associated with the distribution of Shares. Under the Rule 12b-1 Plan, a Fund is authorized to pay the Distributor an annual fee of 0.25% of the average daily net assets of the Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing Shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing Shares with other types of sales charge arrangements.

As required by Rule 12b-1, the Rule 12b-1 Plan was approved by the Board, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan (the “12b-1 Plan Independent Trustees”). The Rule 12b-1 Plan may be terminated for the Shares by vote of a majority of the 12b-1 Plan Independent Trustees, or by vote of a majority of the outstanding Shares. Any change in the Rule 12b-1 Plan that would materially increase the amount to be spent for distribution requires shareholder approval. If such fees are ever paid by a Fund, the Trustees will review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Rule 12b-1 Plan may be amended by vote of the Trustees, including a majority of the 12b-1 Plan Independent Trustees, cast at a meeting called for that purpose. All agreements with any person relating to the implementation of the Rule 12b-1 Plan may be terminated for a Fund at any time on 60 days’ written notice without the payment of any penalty, by vote of a majority of the 12b-1 Plan Independent Trustees or by a vote of the majority of the outstanding Shares. The Rule 12b-1 Plan will continue in effect for successive one-year periods; provided, however, that each such continuance is specifically approved by the vote of a majority of the Board, and the Rule 12b-1 Plan Independent Trustees, cast at a meeting called for that purpose.

Payments to Financial Intermediaries

Milliman and/or its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. Additionally, Milliman and/or its affiliates may pay, out of their own resources, amounts to financial intermediaries for assistance with communication, distribution of materials and other services for their clients that are shareholders of a Fund, or for other services in connection with the organization or operation of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Brokerage Allocation and Other Practices

Brokerage Allocation

An investment adviser has a fiduciary duty to engage in brokerage practices that are in the best interests of its clients and to place the interests of its clients above all other interests in the broker selection process. Accordingly, Milliman has an obligation to seek to obtain the “best execution” for the Funds’ transactions. “Best execution” is defined as the most favorable execution possible, considering such factors as the broker’s services, research provided, commissions charged, volume discounts offered, execution capability, reliability and responsiveness of the broker-dealer. Milliman may test the execution quality of the broker-dealer to which Milliman submitted the trade. This may include comparing a sample of executed equity trades and the prices that were in the market at the time of the trade (e.g., by comparing it to a third-party pricing source). In selecting a broker for each specific transaction, Milliman uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain “best execution.” The full range and quality of brokerage services available will be considered in making these determinations. Such services may consist of the following: (i) trading capabilities, including execution speed and ability to provide liquidity; (ii) commissions and/or fees both in aggregate and on a per share basis; (iii) capital strength and stability; (iv) settlement processing; (v) use of technology and other special services; (vi) responsiveness, reliability, and integrity; and, if applicable, (vii) the nature and value of research provided. Milliman will consider total transaction costs when selecting brokers for trade execution. Total transaction costs include: (i) market impact cost; (ii) lost opportunity to trade cost; (iii) time-to-market cost; (iv) commissions on agency trades or the spreads on principal trades; and (v) bid-ask spread.

Prior to the Trust’s most recent fiscal year end, the Funds had not commenced operations and thus had paid no brokerage commissions.

Soft Dollars

As a matter of policy, Milliman does not intend to maintain any soft dollar arrangements. Milliman may receive research on the economy, derivative instruments, flows and conditions from many broker-dealers. This information is commonly distributed by many broker-dealers to many market participants, is not associated with particular transactions, and does not obligate Milliman to trade with any particular broker-dealer. As these items are made readily available by many broker-dealers to many market participants and they do not affect Milliman’s selection of a particular broker-dealer for a specific transaction, Milliman does not believe that it has conflicts of interest related to soft dollars in the case of Fund transactions.

Prior to the Trust’s most recent fiscal year end, the Funds had not commenced operations and thus had paid no soft dollar commissions.

Affiliated Brokers

Prior to the Trust’s most recent fiscal year end, the Funds had not commenced operations and thus had paid no brokerage commissions to affiliated broker-dealers.

Purchases and Redemptions of Creation Units

Each Fund issues and sells Shares only in Creation Units on a continuous basis through the Distributor, at their NAV next determined after receipt, on any Business Day, for an order received in proper form. The processes for purchasing and redeeming Creation Units are described below.

Purchases of Creation Units

Fund Deposit. Under normal circumstances, the consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of Deposit Securities and a Cash Component computed as described below, plus, in either case, a creation transaction fee as described below in the section entitled “Creation Transaction Fee.” The Deposit Securities and the Cash Component, as applicable, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is comprised of a “Balancing Amount” as well as any cash in lieu of securities (as described below). The Balancing Amount is equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities. If the Balancing Amount is a positive number (i.e., the NAV attributable to a Creation Unit exceeds the market value of the Deposit Securities), the Balancing Amount will be such positive amount. If the Balancing Amount is a negative number (i.e., the NAV attributable to a Creation Unit is less than the market value of the Deposit Securities), the Balancing Amount will be such negative amount, and the creator will be entitled to receive cash from a Fund in an amount equal to the Balancing Amount. The Balancing Amount serves the function of compensating for any differences between the NAV attributable to a Creation Unit and the market value of the Deposit Securities.

The Cash Component will generally include cash in lieu of securities: (1) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (2) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots (i.e., the standard unit of trading in that particular type of security in its primary market); or (3) if, on a given Business Day, a Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) if the Fund holds non-U.S. securities, such non-U.S. securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind (including instruments that can be transferred in kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

A Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of Shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of Shares of the Deposit Securities required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by Milliman with a view to the investment objective of the Fund. In addition, the Trust reserves the right to (i) utilize an all-cash basket; (ii) permit or require a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial creation basket used in transactions on that same Business Day; or (iv) utilize a basket that is composed of a non-representative selection of a Fund’s portfolio holdings.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, a Fund, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Procedures for Purchasing Creation Units. To be eligible to place orders to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of NSCC (the “Clearing Process”) or a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the section entitled, “Book-Entry Only System” below) and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement to transact in Shares. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase Creation Units must be placed for one or more Creation Unit size aggregations of Shares. All orders to purchase Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than 4:00 p.m. Eastern time (“Order Cut-Off Time”), in each case on the date such order is placed in order for the purchase of Creation Units to be effected based on the NAV of Shares as next determined on such date after receipt of the order in proper form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement (see the sections entitled, “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process” below). Severe economic or market disruptions or changes, or telephone or other communication failures, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to purchase Creation Units of a Fund will be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, in such instances, orders to purchase Creation Units of a Fund will need to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Order Cut-Off Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal of the Deposit Securities by a DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the broker or depository institution effectuating the transfer of Deposit Securities and the Cash Component.

Placement of Creation Orders Using the Clearing Process. The Clearing Process is the process of purchasing or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Trust’s transfer agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s purchase order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to a Fund, together with such additional information as may be required by the Distributor. An order to purchase Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant that wishes to place an order to purchase Creation Units outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the purchase of Creation Units will instead be effected through a transfer of Deposit Securities and a Cash Component directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination will be final and binding. Cash equal to the Cash Component must be transferred directly to the Trust through the Federal Reserve wire system in a timely manner so as to be received by the Trust no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Trust does not receive both the requisite Deposit Securities and the Cash Component by the times specified above, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of a Fund so created will occur no later than the Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order will be deemed to be received on the Business Day on which the order is placed, provided that the order is placed in proper form prior to the Order Cut-Off Time on such date and federal funds in the appropriate amount are deposited with the Trust by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by the Order Cut-Off Time, or federal funds in the appropriate amount are not received by the time specified above, then the order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash will be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily mark-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Trust or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of a Fund so created will occur no later than the Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units. The Trust reserves the right to reject a creation order transmitted to it by the Distributor in respect of a Fund for any legally permissible reason if (a) the Trust determines that the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Trust, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) as a result of circumstances outside the control of the Trust, the Distributor and Milliman make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, Milliman, the Distributor, DTC, NSCC or any other participant in the creation process; and similar extraordinary events. The Distributor will notify the Authorized Participant of its rejection of such order. The Trust, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor will any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Trust, and the Trust’s determination will be final and binding.

Creation Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in creation transactions, investors will be required to pay a fixed creation transaction fee, assessed per transaction in the amount of $300. In the case of cash creations or where a Fund permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities.

From time to time and for such periods as Milliman may deem appropriate, Milliman, upon delegated authority from the Board, may increase, decrease or otherwise modify the transaction fee for the purchase of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such purchases, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a purchase of a Creation Unit may be charged a fee for such services.

Redemptions of Creation Units

Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and a Fund and only on a Business Day. The Trust will not redeem Shares in amounts less than Creation Units, except as otherwise permitted by the 1940 Act or as determined by the Board. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit for redemption. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

A Fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the Deposit Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. A Fund may, in its sole discretion, provide such redeemer a basket of cash and/or securities which differs from the exact composition of the Deposit Securities but does not differ in NAV. Deposit Securities received on redemption may not be identical to Deposit Securities that are applicable to purchases of Creation Units.

The composition of any redemption proceeds will normally be the same as the composition of the Fund Deposit, as described above, less a redemption transaction fee as described below in the section entitled “Redemption Transaction Fee.” The identity and number of Shares of the Deposit Securities required for redemptions changes as rebalancing adjustments and corporate action events, as applicable, are reflected from time to time by Milliman with a view to the investment objective of a Fund. In addition, the Trust reserves the right to (i) utilize an all-cash basket; (ii) permit or require a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be eligible for trading by an Authorized Participant or the investor for which it is acting, or that is a non-U.S. holding, which, if transferred, would result in unfavorable tax treatment to the recipient of such Deposit Security; (iii) utilize a secondary basket that differs from the initial redemption basket used in transactions on that same Business Day; or (iv) utilize a basket that is composed of a non-representative selection of a Fund’s portfolio holdings.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after the Order Cut-Off Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Deposit Securities and the Cash Component will be transferred by the Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant that wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Trust not later than the Order Cut-Off Time on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of Shares of a Fund and the Cash Component specified in such order, which delivery must be made through DTC to the Trust not later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Deposit Securities, which are expected to be delivered within one Business Day, and the Cash Component to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Deposit Securities and the Cash Component to be delivered upon redemption will be made by the Trust according to the procedures set forth under the section entitled “Pricing of Shares,” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Deposit Securities and the Cash Component to be delivered will be determined by the Trust on such Transmittal Date. In the event that the requisite number of Shares are not delivered to the Custodian prior to the DTC Cut-Off-Time, the Trust may deliver the Deposit Securities notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery, prior to the DTC Cut-Off-Time, and subsequent maintenance of collateral consisting of cash having a value up to 115% of the value of the missing Shares (the “Cash Collateral”). If, however, a redemption order is submitted to the Trust by a DTC Participant not later than the Order Cut-Off Time on the Transmittal Date but either (1) the requisite number of Shares of a Fund (including any Cash Collateral) are not delivered by the DTC Cut-Off-Time as described above or (2) the redemption order is not submitted in proper form, then the redemption order may be deemed to be rejected and the investor will be liable to the Trust for losses, if any, resulting therefrom. In such case, the value of the Deposit Securities and the Cash Component to be delivered will be computed on the Business Day that such order is received in good order by the Trust, i.e., the Business Day on which the Shares (including any Cash Collateral) are delivered through DTC to the Trust by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Deposit Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Deposit Securities).

Redemptions of Shares for Deposit Securities will be subject to compliance with applicable federal and state securities laws, and the Trust (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the offering and sale of the Deposit Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Deposit Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee. To compensate the Trust for transfer and other transaction costs involved in redemption transactions, investors will be required to pay a fixed redemption transaction fee, assessed per transaction in the amount of $300. Redemptions of Creation Units for cash are required to pay an additional variable charge of 2% (measured as a percentage of the NAV attributable to each Creation Unit), which is inclusive of the fixed transaction fee, to compensate a Fund for brokerage and market impact expenses relating to disposing of portfolio securities.

Where Shares are redeemed for cash, the redemption transaction fee will be deducted from such redemption proceeds. From time to time and for such periods as Milliman may deem appropriate, the Adviser, upon delegated authority form the Board, may increase, decrease or otherwise modify the transaction fee for the redemption of Shares, to an amount that, in its judgment, is necessary or appropriate to recoup for a Fund the costs it may incur as a result of such redemptions, or to otherwise eliminate or reduce so far as practicable any dilution of the value of the Shares. The redemption transaction fee will be limited in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities (currently 2% of the value of the Shares redeemed). Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Securities Settlements for Redemptions. The Trust generally intends to pay for redemptions of Creation Units on a basis of “T” (i.e., trade date) plus one business day. The Trust may pay for redemptions of Creation Units on a basis other than T plus one in order to accommodate holiday schedules, to account for treatment by U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. In addition to holidays, other unforeseeable closings in a market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period. The securities delivery cycles currently practicable for transferring foreign portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, may require a delivery process longer than the standard settlement period. Pursuant to SEC rule, a Fund will be required to deliver such foreign portfolio securities in not more than 15 calendar days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

Pricing of Shares

The offering price of Shares is based on a Fund’s NAV per Share. A Fund determines its NAV per Share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of Shares outstanding. A Fund determines its NAV per Share as of close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each business day the NYSE is open for regular trading. If the NYSE closes early on a valuation day, the Fund shall determine NAV as of that time.

To the extent that a Fund’s investments are traded in markets that are open when the NYSE is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed. In addition, a Fund reserves the right to not determine NAV when: (i) the Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the Fund’s NAV.

The Board has adopted Pricing and Valuation Procedures (the “Valuation Procedures”) to be used by the Board for valuing all securities and other assets held by a Fund, including those for which market quotations are not readily available or are deemed not to be reliable, in accordance with the Valuation Procedures. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated Milliman to serve as the valuation designee to perform the fair value determination relating to any or all Fund investments. As valuation designee, Milliman has established a pricing committee comprised of representatives of Milliman (the “Pricing Committee”) to provide input to Milliman in making fair value determinations in accordance with the Valuation Procedures.

Portfolio securities are generally valued utilizing prices provided by independent pricing services. The Board has authorized the Funds and Fund Services, the Funds’ accounting agent, to use prices provided by certain pricing service vendors (each, a “Pricing Service”) as described below.

Equity Securities and Options. Equity securities and options contracts, for which accurate and reliable market quotations are readily available, will be valued by Fund Services as described below:

A.	Equity securities, including shares of ETFs, listed on any national or foreign exchange (excluding the Nasdaq National Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded, or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

B.	Exchange-traded options will be valued at a market-based price provided by the exchange on which the options contracts are traded at the official close of that exchange’s trading date. If the exchange on which an options contract is traded is unable to provide a market price, exchange-traded options prices will be provided by a model-pricing provider. Otherwise, the value of an options contract will be determined by the Pricing Committee in accordance with the Valuation Procedures.

C.	Exchange-traded futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued by Milliman at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

D.	Securities and other assets, including options and futures contracts, traded in the OTC market are valued at the mean of the most recent bid and the asked price, if available, or otherwise at their closing bid price.

E.	Redeemable securities issued by mutual funds shall be valued at the mutual fund’s applicable NAV.

Fund Services will obtain all market quotations used in valuing equity securities from a Pricing Service. If no quotation can be obtained from a Pricing Service, then Fund Services will contact the Pricing Committee. The Pricing Committee is responsible for establishing valuation of portfolio securities and other instruments held by a Fund in accordance with the Valuation Procedures. The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied, the Pricing Committee must determine if a “fair value” of such portfolio security or other asset must be provided pursuant to the Valuation Procedures.

Fixed Income Securities and Swaps. Subject to the special pricing situations set forth below, fixed income securities and swaps will be valued by Fund Services as follows:

A.	Fixed income securities and swaps will be valued using a Pricing Service.

B.	Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at cost adjusted for amortization of premiums and accretion of discounts, provided the Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

(i)	the credit conditions in the relevant market and changes thereto;

(ii)	the liquidity conditions in the relevant market and changes thereto;

(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

(iv)	issuer-specific conditions (such as significant credit deterioration); and

(v)	any other market-based data the Pricing Committee considers relevant. In this regard, the Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

C.	Repurchase agreements will be valued as follows: Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.

Fund Services will obtain all pricing data for use in valuing fixed income securities and swaps from a Pricing Service, or, if no price is available from a Pricing Service, then Fund Services will contact the Pricing Committee, which will attempt to obtain one or more broker quotes from the selling dealer or financial institution for the security daily and will value the security accordingly. If the Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Pricing Committee must determine if a “fair value” of such portfolio security or other asset must be provided pursuant to the Valuation Procedures. From time to time, the Pricing Committee will request that Fund Services submit price challenges to a Pricing Service, usually in response to any updated broker prices received.

Additional Information Concerning the Trust

Description of Shares

Shares represent an interest in a Fund’s securities and other assets and in its profits or losses. Each fractional Share has the same rights, in proportion, as a full Share of the Fund. The Board may change the designation of a Fund and may increase or decrease the numbers of Shares but may not decrease the number of Shares below the number of Shares then outstanding.

Except as described below, all Shares will have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. If multiple classes of Shares are ever issued, the only differences between classes will be (a) each class may be subject to different expenses specific to that class; (b) each class will have a different identifying designation or name; and (c) each class will have exclusive voting rights with respect to matters solely affecting that class. If share classes were ever issued, a Fund does not anticipate that there would be any conflicts between the interests of holders of different classes of its Shares by virtue of those classes.

Each issued and outstanding Share is entitled to participate equally in dividends and other distributions declared by a Fund and, upon liquidation or dissolution, in the net assets of the Fund remaining after satisfaction of outstanding liabilities. Shares, when issued, are fully paid and nonassessable.

The Trust does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Trust of a request in writing signed by shareholders owning not less than 25% of the total combined votes of all shares of the Trust issued and outstanding, as provided in the Agreement and Declaration of Trust (the “Declaration of Trust”) and By-laws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees unless, and until such time as, the Trustees then in office call a shareholders’ meeting for that purpose. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of a Fund are entitled, as provided in the Declaration of Trust and By-laws of the Trust.

The Declaration of Trust provides that each shareholder, by virtue of having become a shareholder of the Trust, shall be bound by the terms of the Declaration of Trust. The Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than U.S. federal securities law claims beyond the process otherwise required by law. This process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to consider and investigate the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Trust’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Trust also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

The Declaration of Trust also requires that actions by shareholders against the Trust or a Fund, except for actions under the U.S. federal securities laws to the extent that any such federal securities laws, rules or regulations, do not permit the application of the Declaration of Trust provisions, be brought only in the United States District Court for the Southern District of New York or, solely with respect to matters relating to the organization or internal affairs of the Trust or as otherwise required by law, in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware (collectively, the “Exclusive Jurisdictions”), and that the right to jury trial be irrevocably waived to the fullest extent permitted by law. Other investment companies may not be subject to similar restrictions. In addition, the designation of Exclusive Jurisdictions may make it more expensive for a shareholder to bring a suit than if the shareholder was permitted to select another jurisdiction. Also, the designation of Exclusive Jurisdictions and the waiver of jury trials limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more convenient and favorable to the shareholder. A court may choose not to enforce these provisions of the Declaration of Trust.

Voting Rights

Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Matters in which the interests of all series of the Trust are substantially identical (such as the election of Trustees) will be voted on by all shareholders without regard to the separate series. Matters that affect a particular series (such as approval of its investment advisory agreement or a change in its fundamental investment restrictions) will be voted on separately by that series, except that, as to matters affecting the interests of one particular class of a series’ shares, the affected shareholders will vote as a separate class.

Book-Entry Only System

The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC, which is a limited-purpose trust company. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among DTC Participants in such securities through electronic book-entry changes in accounts of those DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.

More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms, including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through a DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of the Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning Shares through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Tax Status

The following sections are a summary of certain additional tax considerations generally affecting a Fund and its shareholders. Unless you are invested in the Fund through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Tax Status” section and the “Other Tax Consequences” section are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to a Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Different tax rules may apply depending on how an investment company in which a Fund invests is organized for federal income tax purposes. A Fund may invest in investment companies treated as regulated investment companies for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of a Fund.

Unless otherwise indicated, the discussion below with respect to a Fund includes its pro rata share of the dividends and distributions paid by an investment company. In addition, unless otherwise indicated, the tax consequences described below in respect of a Fund’s investments apply to any investments made directly by the Fund and to any investments made by an investment company that is a regulated investment company.

Taxation of a Fund

Each Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, a Fund must satisfy the following requirements:

●	Distribution Requirement– a Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	Income Requirement– a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●	Asset Diversification Test– a Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by a Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, a Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

A Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If a Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital Loss Carryovers. The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Fund. An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing a Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. A Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if a Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions— Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since a Fund has a fiscal year ending in December, the amount of qualified late-year losses (if any) is computed without regard to any items of ordinary income or losses that are incurred after December 31 of the taxable year.

Undistributed Capital Gains. A Fund may retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute net capital gains. If a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, a Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. A Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, a Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, a Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available, such as shareholder information; therefore, a Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Under certain circumstances, a Fund may elect to pass through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.

Other Tax Consequences

Taxation of Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. A Fund receives ordinary income generally in the form of dividends and/or interest on its investments. A Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid by the Fund may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts.

Qualified dividend income for individuals. Ordinary income dividends reported as derived from qualified dividend income is taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. Qualified dividend income means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Qualified REIT dividends. Under the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations issued by the IRS, which can be relied upon currently, enable a Fund to pass through the special character of “qualified REIT dividends”. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by a Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply. A Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders.

U.S. Government securities. To the extent a Fund invests in certain U.S. Government obligations, dividends paid by the Fund that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Tax Credit Bonds. If a Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of exchange-listed Fund Shares

In general. If you are a taxable investor, sales of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, the IRS requires you to report any gain or loss on your sale. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax basis information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

Wash sales. All or a portion of any loss that you realize on a sale of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Sales at a loss within six months of purchase. Any loss incurred on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you on those shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General. In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Certain Fixed Income Investments. Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Fund’s ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, a Fund may make an election to treat such gain or loss as capital.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.

Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding

By law, a withholding of tax may apply to your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

Withholding also is imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a withholding tax at the 30% statutory rate (or at a lower rate if you are a resident of a country that has a tax treaty with the U.S.) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains or (ii) a short-term capital gain dividend reported by a Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends. Dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is reported by a Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the reporting of interest-related dividends is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year-end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors. It may not be practical in every case for a Fund to report to shareholders, and a Fund reserves the right in these cases to not report, small amounts of interest-related dividends or short-term capital gain dividends. Additionally, a Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. estate tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer Fund shares.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on the income dividends made by a Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Control Persons and Principal Holders of Securities

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the Shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with Milliman. Prior to the date of this SAI, the Funds had not yet commenced operations and, therefore, no shareholder owned 5% or more of the outstanding Shares of either Fund.

Prior to the date of this SAI, the Funds had not yet commenced operations. Accordingly, as of the date of this SAI, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Shares of each Fund.

Financial Statements

Appendix C includes the Financial Statements as of February 12, 2026, and the Report of Independent Registered Public Accounting Firm, dated February 26, 2026, for the Trust. Audited special purpose schedule of investments as of February 28, 2026 for the Predecessor Account, which transferred its assets to the Milliman Healthcare Inflation Guard ETF, is attached hereto as Appendix D. The schedule of investments for the Predecessor Account has been audited by Cohen & Company, Ltd., an independent registered public accounting firm.

APPENDIX A

Debt Ratings

This Appendix includes a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch. The descriptions relate to general long-term and short-term obligations of an issuer. A rating is generally assigned to a debt security at the time of issuance by a credit rating agency designated as an NRSRO by the SEC, such as Moody’s, S&P and Fitch. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to instruments at issuance do not necessarily represent ratings that would be given to those instruments on a particular subsequent date.

Moody’s Ratings

Long-Term Obligations

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Short-Term Obligations

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt Obligations

There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Ratings

Long-Term Obligations

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Municipal Short-Term Obligations

An S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Obligations

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. B ratings indicate that material credit risk is present.

CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.

The subscript ’emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Obligations (Corporate and Public Finance)

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Last approved January 2, 2020

APPENDIX B

PROXY VOTING POLICY

MILLIMAN FINANCIAL RISK MANAGEMENT LLC

POLICY

Milliman Financial Risk Management LLC (“Milliman FRM”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of Investment Companies for which it is the primary investment adviser or a sub-adviser to whom proxy voting has been delegated by the client’s fund board. Milliman FRM maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about its proxy policies and practices. Milliman FRM’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

RESPONSIBILITY

Milliman FRM’s Chief Compliance Officer and Compliance team are responsible for the implementation and monitoring of this proxy voting policy, practices, disclosures and record keeping, including outlining the voting guidelines in these procedures.

Milliman FRM employs a third party proxy advisory firm (a “Proxy Adviser”) to effectuate voting and the receipt of records related to voting, and employs policies and procedures in order to evaluate the services of the Proxy Adviser. Milliman FRM’s CCO and Proxy Committee are responsible for developing and overseeing “Proxy Voting Guidelines” where applicable, including oversight of the Proxy Adviser.

DISCLOSURE

Milliman FRM will provide conspicuously displayed information in its Form ADV Part 2A summarizing this proxy voting policy and procedures.

PROCEDURES

1.	Principals.

a.	Principles. Milliman FRM’s primary purpose is to vote proxies in the best interests of Investment Companies for which it is the primary adviser and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Milliman FRM may utilize independent research reports to inform its proxy voting.

b.	Proxy Committee. Milliman FRM’s Proxy Committee meets at least quarterly. Among other duties, the Committee:

i.	Reviews voting activity during the previous quarter,

ii.	Reviews timely voting issues which may be relevant to clients, and

B-1

Last approved January 2, 2020

iii.	Performs diligence and oversight of the Proxy Adviser to ensure the information and advice received results in proxy voting that is in the best interest of Milliman FRM’s clients, including:

1.	evaluating any Proxy Adviser in advance of retention;

2.	evaluating the process for addressing potential factual errors, incompleteness or methodological weakness in the Proxy Adviser’s analysis;

3.	Adopting policies for evaluating the Proxy Adviser’s services; and

4.	Determining when to exercise proxy voting opportunities.

2.	Circumstances.

i.	Milliman FRM is Primary Investment Adviser

1.	Where Milliman FRM serves as the primary investment adviser to the Investment Company, Milliman FRM’s Proxy Committee will utilize the Proxy Voting Guidelines.

ii.	Milliman FRM is Sub-adviser, and Investment Company retains voting rights

1.	Where Milliman serves as a sub-adviser to the Investment Company and the Investment Company has retained the right to vote its own proxies, Milliman FRM will not be obligated to take any action with respect to proxy voting.

iii.	Milliman FRM is Sub-adviser, and Investment Company delegates voting rights

1.	Where Milliman FRM serves as a sub-adviser to the Investment Company and the Investment Company has delegated proxy voting responsibility to Milliman FRM, Milliman FRM will utilize the Proxy Voting Guidelines.

iv.	Milliman is Primary Investment Adviser or Sub-Adviser to Mutual Funds of Funds

1.	Milliman FRM serves as investment adviser to certain investment companies which invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Milliman FRM to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

3.	Obtaining More Information. Investment Companies for which Milliman FRM is the primary adviser may obtain a record of Milliman FRM’s proxy voting, free of charge, by calling its main office at (312) 726-0677.

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APPENDIX C

Milliman Funds Trust

Statement of Assets and Liabilities
February 12, 2026

Milliman Healthcare Inflation Guard ETF
Assets	$100,000
Cash	100,000
Total Assets

Liabilities	—
Total Liabilities

Net Assets	$100,000

Net Assets Consist of:
Paid-in capital	$100,000

Net assets	$100,000
Shares issued and outstanding	5,000
Net asset value, offering price and redemption price per share	$20.00

The accompanying notes are an integral part of this financial statement.

C-1

Milliman Funds Trust

Notes to the Financial Statement February 12, 2026

1.	Organization

Milliman Funds Trust (the “Trust”) is an open-end management investment company organized under the laws of the state of Delaware on August 19, 2025. The Milliman Healthcare Inflation Guard ETF (the “Fund”) is a series of the Trust and classified as non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Milliman Financial Risk Management LLC (“Milliman” or “Advisor”). The Trust and the Fund do not have an obligation to reimburse Milliman for organization and offering costs paid on its behalf.

The Milliman Healthcare Inflation Guard ETF seeks to generate returns that generally correlate with the healthcare costs for an individual utilizing an employer-provided health plan in the United States.

As of February 12, 2026, the Fund has not yet commenced investment operations. The only transactions of the Fund since inception have been the initial sale on February 12, 2026 of 5,000 shares of the Fund to Milliman, which represented the initial capital at $20 per share.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statement. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Use of Estimates

The preparation of this financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

C-2

Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statement was issued. Management has determined that there are no material events that would require recognition or disclosure in the Fund’s financial statement through this date.

Federal Income Taxes

The Fund intends to elect and qualify to be taxed as a “regulated investment company” pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Segment Reporting

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by Milliman to make investment decisions, and the results of the operations, which will be shown in the statements of operations and the financial highlights for the Fund upon commencement of operations is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statement and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the principal financial officer is deemed to be the Chief Operating Decision Maker.

3.	Advisory Fees and Other Agreements

The Trust has an Investment Advisory Agreement with Milliman to furnish investment advisory services to the Fund. Pursuant to the Investment Advisory Agreement, Milliman is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of each Fund's average daily net assets.

Milliman agrees to pay all ordinary expenses, except for the following expenses, each of which is paid by the Fund: the Fund’s management fee; payments under each Fund’s 12b-1 plan, if any, brokerage expenses, taxes, interest, litigation expenses, and other extraordinary expenses.

Milliman agreed to waive a portion of the Fund’s management fee in an amount equal to the Fund’s acquired fund fees and expenses until at least April 30, 2027. This agreement cannot be terminated without the consent of the Board.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, a subsidiary of U.S. Bancorp, serves as the Fund’s fund accountant, administrator, and transfer agent pursuant to certain fund accounting servicing, fund administration servicing and transfer agent servicing agreements. U.S. Bank, N.A., a subsidiary of U.S. Bancorp, serves as the Fund’s custodian pursuant to a custody agreement. Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a distribution agreement.

C-3

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. Milliman may, out of its own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Certain Trustees and Officers of the Trust are also Officers or employees of Milliman, and during their terms of office, receive no compensation from the Fund.

4.	Creation and Redemption Transactions

Shares of the Fund will be listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at net asset value per share (“NAV”) only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the Exchange is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased or redeemed by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $300.

The fixed creation unit transaction fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (i) creations effected outside the Clearing Process and (ii) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or redeem the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

5.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of that Fund, under Section 2(a)(9) of the 1940 Act. As of February 12, 2026, Milliman owned 100% of the outstanding shares of the Fund.

6.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

C-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of Milliman Funds Trust

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Milliman Healthcare Inflation Guard ETF (the “Fund”), a series of Milliman Funds Trust, as of February 12, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of February 12, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement and confirmation of cash owned as of February 12, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditor of one or more investment companies advised by Milliman Financial Risk Management, LLC since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 26, 2026

C-5

APPENDIX D

Special Purpose Schedule of Investments to be acquired by Milliman Healthcare Inflation Guard ETF

As of February 28, 2026

EXCHANGE TRADED FUNDS - 82.9%	Shares	Value
BondBloxx Bloomberg Five Year Target Duration US Treasury ETF (a)	4,704	$235,958
BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	359	18,076
iShares Gold Trust ETF (a)(b)	1,685	166,933
SPDR S&P 500 ETF	26	17,836
TOTAL EXCHANGE TRADED FUNDS (Cost $349,813)		438,803

COMMON STOCKS - 16.9%	Shares	Value
Health Care - 16.9%
Abbott Laboratories	42	4,887
AbbVie, Inc.	11	2,553
Agilent Technologies, Inc.	7	850
Align Technologies, Inc. (b)	2	380
Amgen, Inc.	3	1,164
Avidity Biosciences, Inc.	2	146
Baxter International, Inc.	11	224
Becton Dickinson & Co.	7	1,235
Biogen, Inc. (b)	2	384
Boston Scientific Corp. (b)	35	2,690
Bristol Myers Squibb Co.	19	1,185
Cardinal Health, Inc.	5	1,146
Cencora, Inc.	4	1,488
Centene Corp. (b)	10	449
Cigna Group	6	1,739
Cooper Companies, Inc. (b)	5	418
CVS Health Corp.	29	2,317
Danaher Corp.	17	3,581
DexCom, Inc. (b)	9	661
Edwards Lifesciences Corp. (b)	13	1,124
Elanco Animal Health, Inc. (b)	14	370
Elevance Health, Inc.	5	1,600
Eli Lilly & Co.	6	6,312
Exact Sciences Corp. (b)	5	517
GE Healthcare Technologies, Inc.	11	927
Gilead Sciences, Inc.	10	1,489
Globus Medical, Inc. (b)	3	286
Guardant Health, Inc. (b)	3	282
HCA Healthcare, Inc.	5	2,648
Hologic, Inc. (b)	5	377
Humana, Inc.	3	572
Idexx Labs, Inc. (b)	2	1,313
Illumina, Inc. (b)	4	538
Insulet Corp. (b)	2	493
Intuitive Surgical, Inc. (b)	8	4,028
IQVIA Holdings, Inc. (b)	4	715
Johnson & Johnson	18	4,472
Labcorp Holdings, Inc.	2	578
McKesson Corp.	3	2,962
Medpace Holdings, Inc. (b)	1	452
Medtronic PLC	32	3,125
Merck & Co.	19	2,353
Moderna, Inc. (b)	8	429
Natera, Inc. (b)	3	624
Penumbra, Inc. (b)	1	344
Pfizer, Inc.	30	829
Quest Diagnoistics, Inc.	3	636
Regeneron Pharmaceuticals, Inc.	1	782
ResMed, Inc.	3	769
Revolution Medicines, Inc. (b)	4	408
Revvity, Inc.	3	295
Royalty Pharma PLC	9	416
Solventum Corp. (b)	4	297
Steris PLC	2	505
Stryker Corp.	9	3,487

D-1

Tenet Healthcare Corp. (b)	2	479
Thermo Fisher Scientific, Inc.	9	4,690
UnitedHealth Group, Inc.	20	5,865
Universal Health Services, Inc. - Class B	1	206
Veeva Systems, Inc. - Class A (b)	4	728
Vertex Pharmaceuticals, Inc. (b)	1	497
Viatris, Inc.	24	358
Waters Corp. (b)	2	622
West Pharmaceuticals Services, Inc.	2	509
Zimmer Biomet Holdings, Inc.	5	492
Zoetis, Inc. - Class A	1	131
TOTAL COMMON STOCKS (Cost $80,218)		89,428

RIGHTS - 0.0% (c)	Shares	Value
Health Care - 0.0% (c)
Walgreens Boots Alliance, Inc.(d)	24	0
TOTAL RIGHTS (Cost $1)		0
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.2%	Shares	Value
First American Treasury Obligations Fund - Class Y, 4.26% (d)	1,008	1,008
TOTAL MONEY MARKET FUNDS (Cost $1,008)		1,008
TOTAL INVESTMENTS - 100.0% (Cost $431,040)		529,239
Other Assets in Excess of Liabilities - 0.0% (c)		—
TOTAL NET ASSETS - 100.0%		$529,239

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)	Fair valued with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assts as of February 28, 2026
(e)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

D-2

Notes to the Special Purpose Schedule of Investments to be acquired by Milliman Healthcare Inflation Guard ETF

February 28, 2026

1.	Organization

The Milliman Healthcare Inflation Guard ETF (the “Fund”) is an open-end non-diversified series of Milliman Funds Trust (the “Trust”). The Trust is a management investment company organized under the laws of Delaware by an Agreement and Declaration of Trust dated August 19, 2025 (the “Trust Agreement”). The Fund’s investment adviser is Milliman Financial Risk Management, LLC (“Advisor”).

The Advisor manages the assets of a separately managed account pursuant to the same investment strategy as the Fund (the “SMA”) that will be transferred to the Fund effective as of the close of business on April 1, 2026 or as soon as practicable thereafter (the “Effective Date”) by the holder of such account (the “SMA Holder”).

The accompanying Special Purpose Schedule of Investments reflects the number of shares and fair values as of February 28, 2026 of the investments held by the SMA that are eligible to be contributed to the Fund by the SMA Holder.

2.	Significant Accounting Policies

Basis of Presentation. The accompanying Special Purpose Schedule of Investments is expressed in United States dollars and has been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates. The preparation of the accompanying Special Purpose Schedule of Investments in conformity with GAAP requires estimates and assumptions to be made that affect the amounts disclosed in the accompanying Special Purpose Schedule of Investments. Actual results could differ from those estimates.

Fair Value. The investments listed in the accompanying Special Purpose Schedule of Investments were valued at fair value in accordance with the principles established by the Financial Accounting Standards Board’s Accounting Standards Codification, Topic 820 Fair Value Measurements and Disclosure (ASC 820). ASC 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation.

Investments are valued at fair value in accordance with GAAP, based upon the principles and methods of valuation set forth in policies adopted by the Advisor. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

D-3

Equity securities, including shares of exchange-traded funds (“ETFs”), listed on any national or foreign exchange (excluding the Nasdaq National Market (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded, or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities.

Investments for which market quotations are either not readily available or are determined to be unreliable are priced at fair value using affirmative valuations performed by independent valuation services. Such valuations are determined by the Valuation Designee under a documented valuation policy.

Security Transactions, Realized/Unrealized Gains or Losses. Security transactions are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method.

3.	Investment Valuations and Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) established a framework for measuring fair value in accordance with GAAP. Under FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement, various inputs are used in determining the value of the SMA’s assets. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the SMA has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the SMA’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

D-4

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the SMA’s investments as of February 28, 2026:

Level 1 Level 2 Level 3 Total

	Level 1	Level 2	Level 3		Level 4
Investments:
Exchange Traded Funds	$438,803	$—	$—		$438,803
Common Stocks	89,428	—	—		89,428
Rights	—	—	—	(a)	—
Money Market Funds	1,008	—	—		1,008
Total Investments	$529,239	$—	$—		$529,239

(a)	Amount is less than $0.50.

Selection Risk

The accompanying Special Purpose Schedule of Investments is entirely comprised of assets in the SMA managed pursuant to the Advisor’s investment strategy. The schedule of investments was selected with a view to meeting the diversification requirements under the Investment Company Act of 1940, as amended, but may not qualify as a regulated investment company for income tax purposes. The Adviser intends to be in compliance by the end of the first fiscal quarter after the Fund launches.

4.	Subsequent Events

Management has evaluated subsequent events through the issuance of this Special Purpose Schedule of Investments and has noted no items that are required to be adjusted to or disclosed within.

D-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Management of Milliman Funds Trust

Opinion on the Financial Statements

We have audited the accompanying special purpose schedule of investments and the related notes of the separately managed account advised by Milliman Financial Risk Management, LLC as of February 28, 2026 to be acquired by Milliman Healthcare Inflation Guard ETF (“financial statements”). In our opinion, the financial statements present fairly, in all material respects, the investments to be acquired as of February 28, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of management. Our responsibility is to express an opinion on the financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Milliman Financial Risk Management, LLC, the investment adviser of the separately managed accounts, in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion

Emphasis of Matter

As discussed in Note 1, the accompanying financial statements were prepared based on the selected investments identified by management of Milliman Funds Trust and are not intended to be a complete presentation of the investments held by the separately managed accounts as of February 28, 2026. As a result, the financial statements may not be suitable for other purposes. Our opinion is not modified with respect to this matter.

We have served as auditor of one or more investment companies advised by Milliman Financial Risk Management, LLC since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 18, 2026

D-6

MILLIMAN FUNDS TRUST

File Nos. 811-24138 & 333-291555

PART C

Other Information

Item 28. Exhibits.

The following exhibits are filed herewith, except as noted:

(a)	Agreement and Declaration of Trust

	(i)	Certificate of Trust dated August 19, 2025, incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A, as filed on November 14, 2025.

	(ii)	Agreement and Declaration of Trust dated May 13, 2025, incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A, as filed on November 14, 2025.

(b)	By-laws

	(i)	By-Laws effective as of May 13, 2025, incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A, as filed on November 14, 2025.

(c)	Instruments Defining Rights of Security Holders

	(i)	Agreement and Declaration of Trust

(a) Article III, Shares
(b) Article IV, The Board of Trustees
(c) Article V, Shareholders’ Voting Powers and Meetings
(d) Article VI, Net Asset Value, Distributions and Redemptions
(e) Article VII, Compensation and Limitation of Liability of Trustees
(f) Article VIII, Miscellaneous

	(ii)	By-Laws

(a) Article II, Shareholders
(c) Article VI, Execution of Instruments, Voting of Securities
(d) Article VIII, Amendments

	(iii)	Part B, Statement of Additional Information – Item 22

(d)	Investment Advisory Contracts

	(i)	Form of Investment Advisory Agreement between the Registrant and Milliman Financial Risk Management LLC, filed herewith.

(e)	Underwriting Contracts

	(i)	Distribution Agreement

Distribution Agreement between the Registrant and Foreside Fund Services, LLC, filed herewith.

(f)	Bonus or Profit Sharing Contracts

Not Applicable.

(g)	Custodian Agreements

Form of Custody Agreement between the Registrant and U.S. Bank National Association, to be filed by amendment.

(h)	Other Material Contracts

	(i)	Form of Fund Administration Servicing Agreement between the Registrant and U.S Bancorp Fund Services, LLC d/b/a/ U.S. Bank Global Fund Services, to be filed by amendment.

	(ii)	Form of Fee Waiver Agreement made by Milliman Financial Risk Management LLC, with respect to Milliman Healthcare Inflation Guard ETF and Milliman Healthcare Inflation Plus ETF, filed herewith.

(i)	Legal Opinion

	(i)	Opinion and consent of counsel, filed herewith.

(j)	Other Opinions

	(i)	Consent of Cohen & Company, Ltd., filed herewith.

(k)	Omitted Financial Statements

Not Applicable.

(l)	Initial Capital Agreements

	(i)	Seed Capital Purchase Agreement, filed herewith.

(m)	Rule 12b-1 Plan

	(i)	Distribution and Service Plan of the Registrant, filed herewith.

(n)	Rule 18f-3 Plan

	(i)	Not Applicable.

(p)	Code of Ethics

	(i)	Code of Ethics of Registrant, to be filed by amendment.

	(ii)	Code of Ethics of Milliman Financial Risk Management LLC, to be filed by amendment.

(q)	Power of Attorney

	(i)	Powers of Attorney, incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A, as filed on November 14, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that, subject to certain exceptions described below, every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series of the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

To the extent required under the Investment Company Act of 1940, as amended (“1940 Act”), but only to such extent, no indemnification shall be provided under the Declaration to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (ii) in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither “Interested Persons” of the Trust, as defined under the 1940 Act, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

This information is included in Form ADV filed with the SEC by Milliman Financial Risk Management LLC (Registration No. 801-73056) and is incorporated by reference herein.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	Davis Fundamental ETF Trust
52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.	Defiance Quantum ETF, Series of ETF Series Solutions
56.	Defiance Retail Kings ETF, Series of ETF Series Solutions
57.	Denali Structured Return Strategy Fund
58.	Dodge & Cox Funds
59.	DoubleLine ETF Trust
60.	DoubleLine Income Solutions Fund
61.	DoubleLine Opportunistic Credit Fund
62.	DoubleLine Yield Opportunities Fund
63.	DriveWealth ETF Trust
64.	EIP Investment Trust
65.	Ellington Income Opportunities Fund
66.	ETF Opportunities Trust
67.	Exchange Listed Funds Trust
68.	Exchange Place Advisors Trust
69.	FIS Trust
70.	FlexShares Trust
71.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
72.	Forum Funds
73.	Forum Funds II
74.	Forum Real Estate Income Fund
75.	GMO ETF Trust
76.	GoldenTree Opportunistic Credit Fund
77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.	Grayscale Funds Trust
79.	Guinness Atkinson Funds
80.	Harbor ETF Trust
81.	Harris Oakmark ETF Trust
82.	Hawaiian Tax-Free Trust
83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
94.	John Hancock Exchange-Traded Fund Trust
95.	Kurv ETF Trust

96.	Lazard Active ETF Trust
97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.	Lone Peak Value Fund, Series of World Funds Trust
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	MoA Funds Corporation
105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.	Morgan Stanley ETF Trust
107.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
109.	Morningstar Funds Trust
110.	NEOS ETF Trust
111.	Niagara Income Opportunities Fund
112.	NXG Cushing® Midstream Energy Fund
113.	NXG NextGen Infrastructure Income Fund
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Funds Trust
123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Perkins Discovery Fund, Series of World Funds Trust
126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.	Plan Investment Fund, Inc.
128.	Point Bridge America First ETF, Series of ETF Series Solutions
129.	Precidian ETFs Trust
130.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	REX ETF Trust
137.	Reynolds Funds, Inc.

138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill ETF Trust
144.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Russell Investments Exchange Traded Funds
149.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
150.	Six Circles Trust
151.	Sound Shore Fund, Inc.
152.	SP Funds Trust
153.	Sparrow Funds
154.	Spear Alpha ETF, Series of Listed Funds Trust
155.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
156.	STF Tactical Growth ETF, Series of Listed Funds Trust
157.	Strategic Trust
158.	Strategy Shares
159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.	Tekla World Healthcare Fund
161.	Tema ETF Trust
162.	The 2023 ETF Series Trust
163.	The Community Development Fund
164.	The Cook & Bynum Fund, Series of World Funds Trust
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal Trust I
170.	Tidal Trust II
171.	Tidal Trust III
172.	Tidal Trust IV
173.	TIFF Investment Program
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.	Total Fund Solution

180.	Touchstone ETF Trust
181.	Trailmark Series Trust
182.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
186.	U.S. Global Investors Funds
187.	Union Street Partners Value Fund, Series of World Funds Trust
188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland ME 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland ME 04101	Vice President	None

Alicia Strout	190 Middle Street, Suite 301, Portland ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

a)	Milliman Financial Risk Management LLC (“Milliman”), 71 S. Wacker Dr., 31st Floor, Chicago, IL 60606, for records relating to the Registrant and Milliman’s function as investment adviser.

b)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101, for records relating to its function as principal underwriter.

c)	U.S. Bank Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, for records relating to its function as administrator, fund accountant and transfer agent.

d)	U.S. Bank, N.A., located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, for records relating to its function as custodian.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 23rd day of March, 2026.

MILLIMAN FUNDS TRUST
(Registrant)

By:	/s/ Adam Schenck
Adam Schenck, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated:

	Signature	Title	Date

/s/ Adam Schenck
	Adam Schenck	President and Trustee	March 23, 2026

/s/ Blake Graves
	Blake Graves	Treasurer and Principal Financial Officer	March 23, 2026

/s/ Eric Berg*
	Eric Berg	Trustee	March 23, 2026

/s/ Nicholas Dalmaso*
	Nicholas Dalmaso	Trustee	March 23, 2026

/s/ Colleen McKenna Tucker*
	Colleen McKenna Tucker	Trustee	March 23, 2026

*By	/s/ Adam Schenck
	Adam Schenck		March 23, 2026
Attorney-In-Fact

*	Adam Schenck signs this Registration Statement pursuant to the powers of attorney, filed herewith.

EXHIBITS INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION
EX-99.(d)(i)	Form of Investment Advisory Agreement between the Registrant and Milliman Financial Risk Management, LLC
EX-99.(e)(i)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC
EX-99.(h)(ii)	Form of Fee Waiver Agreement made by Milliman Financial Risk Management LLC, with respect to Milliman Healthcare Inflation Guard ETF and Milliman Healthcare Inflation Plus ETF
EX-99.(i)(i)	Opinion and consent of counsel
EX-99.(j)(i)	Consent of Cohen & Company, Ltd.
EX-99.(l)(i)	Seed Capital Purchase Agreement
EX-99.(m)(i)	Distribution and Service Plan of the Registrant